FORMS OF CUSTODIAL AGREEMENT

CUSTODIAL UNDERTAKING IN CONNECTION

WITH MASTER REPURCHASE AGREEMENT

BY AND AMONG

The Vanguard Group, Inc., not on its own behalf but on behalf of the registered investment companies for which The Vanguard Group, Inc.
provides investment advisory or administrative services
as listed in paragraph 1 of Schedule V to this Agreement

(Buyer)

AND

Lehman Brothers Inc.

(Seller)

AND

JPMorgan Chase Bank

(Custodian)

        THIS CUSTODIAL UNDERTAKING (together with the Exhibits and Schedules attached hereto, and made a part hereof, this “Custodial Undertaking”) is made and entered into as of the date set forth below by and among Buyer, Seller, and Custodian.

RECITALS

        WHEREAS, Buyer and Seller have entered into a revised BMA Master Repurchase Agreement dated as of May 10, 2000, (as it may be amended by the parties thereto, the “Master Repurchase Agreement”), and may from time to time enter into Transactions with respect to Eligible Securities (as hereinafter defined); and

        WHEREAS, Custodian has agreed to act as agent for Buyer and Seller in order to effect Transactions on their behalf, all as more particularly set forth herein;

        NOW, THEREFORE, in consideration of the foregoing and of the mutual promises hereinafter set forth, the parties hereto agree as follows:

1.     DEFINITIONS

        Whenever used in this Custodial Undertaking, the following words shall have the meanings set forth below.

       A.        “Authorized Person” shall mean any person, whether or not any such person is an officer or employee of Buyer or Seller, as the case may be, duly authorized to give Oral Instructions and Written Instructions on behalf of Buyer or Seller, such persons and their specimen signatures to be designated in Schedule II attached hereto, as such Schedule II may be amended from time to time.

       B.        “Book-Entry Securities” shall mean Book-entry Securities as defined in 31 C.F.R.Part 357.2 and any other securities registered in the form of an entry on the records of the Book-Entry System.

       C.        “Book-Entry System” shall mean the Treasury/Reserve Automated Debt Entry System maintained at The Federal Reserve Bank of New York (“FRBNY”).

       D.        “Buyer’s Account” shall mean the custodial account maintained by Custodian on behalf of Buyer for the deposit of Eligible Securities with respect to Transactions and shall also include, without limitation, any account for the deposit of cash in connection therewith. For the purposes of this Custodial Undertaking, Buyer’s Account shall be deemed to be a “securities account” within the meaning of the UCC, and Eligible Securities deposited in connection therewith shall be deemed to be a “financial asset” within the meaning of the UCC.

       E.        “Clearing Corporation” shall mean the Depository Trust Company, Participants Trust Company and any other clearing corporation within the meaning of Section 8-102 of the UCC or otherwise authorized to act as a securities depository or clearing agency.

       F.        “Clearing Corporation Securities” shall mean securities which are registered in the name of Custodian or its nominee in the form of an entry on the records of a Clearing Corporation.

       G.        “Eligible Securities” shall mean those types of Securities which Buyer, Seller and Custodian have agreed shall be eligible for Transactions by inclusion on a Schedule of Eligible Securities substantially in the form of Schedule I hereto, as such Schedule of Eligible Securities may be amended from time to time, and cash.

       H.        “Income” shall mean with respect to any Security at any time, any principal thereof and all interest, dividends or other distributions thereon.

       I.        “Market Value of Securities” shall mean, with respect to any Security as of any date, the sum of(i) the market value of such Security based on the most recently available bid price for the particular Security as made available to Custodian by pricing information services which Custodian uses generally for pricing such Securities, and (ii) accrued but unpaid Income, if any, on the particular Security (to the extent not included therein). In the case of cash and certificates of deposit, the face amount shall be deemed the Market Value. If no price is available, Custodian shall be authorized to price any Security by contacting any dealer designated as a “primary dealer” by the Federal Reserve Bank of New York and relying upon any price quoted by such “primary dealer” as if it were quoted by recognized pricing service, or Custodian may price such Security in accordance with the methodology utilized by Custodian for such purpose in the ordinary course of its business.

       J.        “Notice of Default” shall mean a written notice delivered by Buyer to Custodian and Seller, or by Seller to Custodian and Buyer, informing Custodian and the defaulting party of an Event Default pursuant to Paragraph 11 of the Master Repurchase Agreement and setting forth the specific Event of Default thereunder.

       K.        “Oral Instructions” shall mean verbal instructions received by Custodian from an Authorized Person or from a person reasonably believed by Custodian to be an Authorized Person.

       L.        “Physical Securities” shall mean securities and money market instruments issued in definitive form which are not Book-Entry Securities or Clearing Corporation Securities.

       M.        “Price Differential” shall mean, with respect to any Transaction as of any date, the aggregate amount obtained by daily application of the Pricing Rate for such Transaction to the Purchase Price for such Transaction on a 360-day-per-year basis for the actual number of days during the period commencing on (and including) the Purchase Date for such Transaction and ending on (but excluding) the date of determination (reduced by any amount of such Price Differential previously paid by Seller to Buyer with respect to such Transaction.)

       N.        “Pricing Rate” shall mean the per annum percentage rate for determination of the Price Differential.

       O.        “Purchase Date” shall mean the date on which Purchased Securities are to be transferred by Seller to Buyer.

       P.         “Purchase Price” shall mean the price at which Purchased Securities are transferred by Seller to Buyer on the Purchase Date.

       Q.         “Purchased Securities” shall mean the Securities transferred by Seller to Buyer in a Transaction, and any Securities substituted therefore.

       R.         “Repurchase Date” shall mean the date on which Seller is to repurchase the Purchased Securities from Buyer in accordance with the terms of the Master Repurchase Agreement.

       S.         “Repurchase Price” shall mean the price at which Purchased Securities are to be transferred from Buyer to Seller upon termination of a Transaction, which will be determined in each case (including Transactions terminable upon demand) as the sum of the Purchase Price and the Price Differential as of the date of such determination. Custodian shall have no obligation to independently calculate the Repurchase Price, but shall be entitled to rely on the Repurchase Price contained in instructions provided by Seller to Custodian on the Repurchase Date and on each Business Day that a Repurchase Transaction remains outstanding.

       T.         “Securities” shall mean Book-Entry Securities, Clearing Corporation Securities, Physical Securities, and cash.

       U.         “Seller’s Account” shall mean Seller’s clearing account on Custodian’s Broker Dealer Automated System (“BDAS”), any other account in which Securities are held by Custodian on behalf Seller pursuant to the terms of this Custodial Undertaking, and any account for the deposit of cash maintained in connection therewith.

       V.         “Transactions” shall mean transactions in which Seller agrees to transfer to Buyer Purchased Securities against the transfer of funds by Buyer, with a simultaneous agreement by Buyer to transfer to Seller such Purchased Securities at a date certain or on demand, against the transfer of funds by Seller.

       W.         “UCC” shall mean the Uniform Commercial Code of the State of New York (as the same may be deemed to be in effect pursuant to applicable law and federal regulation).

       X.         “Written Instructions” shall mean written communications received by Custodian from an Authorized Person by telex, through BDAS or any other electronic system whereby the receiver of such communications is able to verify by codes, passwords or otherwise with a reasonable degree of certainty the identity of the sender of such communications.

       Y.         “Margin Percentage” shall mean such percentage as is specified for each type of Eligible Security listed on Schedule 1 hereto. Unless otherwise specified on Schedule 1 hereto, the Margin Percentage for cash shall be 100%.

       Z.         “Margin Value” shall mean, with respect to any Transaction as of any date, the amount obtained by dividing the Market Value of each Security by the applicable Margin Percentage and aggregating such amounts. The Margin Value of Securities shall equal or exceed the Purchase Price at the times calculated by Custodian pursuant to this Agreement.

         AA.         “Business Day” shall mean any day on which all of Custodian, Seller, the Book-Entry System and appropriate Clearing Corporation(s) are open for business.

        All references to time herein shall mean the time in effect on that day in New York, New York. Except as may otherwise apply for Income payable on particular Securities or as otherwise may be agreed to in writing by the parties hereto, all provisions in the Custodial Undertaking for the transfer, payment or receipt of funds or cash shall mean transfer of, payment in, or receipt of, United States dollars in immediately available funds.

2.     APPOINTMENT OF CUSTODIAN; ACCOUNTS

       A.         Buyer and Seller hereby appoint Custodian as custodian of all Securities and cash at any time delivered to Custodian in connection with Transactions subject to this Custodial Undertaking and as their agent to effect Transactions. Custodian hereby accepts appointment as custodian and agent.

       B.         Buyer and Seller each authorizes and instructs Custodian to utilize the Book-Entry System, Clearing Corporations and the receipt and delivery of physical certificates or any combination thereof in connection with its performance hereunder. Book-Entry Securities and Clearing Corporation Securities credited to Buyer’s Account and Seller’s Account will be represented in accounts at the Book-Entry System and the appropriate Clearing Corporation in the name of Custodian or its nominee and shall include only assets held by Custodian for its customers and shall not include any assets held by Custodian in its individual capacity. Transactions with respect to Book-Entry Securities and Clearing Corporation Securities will be effected in accordance with, and subject to, the rules and regulations of the Book-Entry System and each Clearing Corporation, respectively.

3.     REPRESENTATIONS AND WARRANTIES

       A.         Buyer, Seller and Custodian. Buyer, Seller and Custodian each represents and warrants, which representations and warranties shall be deemed to be repeated on each Purchase Date and each Repurchase Date, that:

                   (i)        It is duly organized and existing under the laws of the jurisdiction of its organization with full power and authority to execute and deliver this Custodial Undertaking and to perform all of the duties and obligations to be performed by it hereunder;

                   (ii)        This Custodial Undertaking is, and each Transaction (with respect to Buyer and Seller) will be, legally and validly entered into, does not, and will not, violate any ordinance, charter, bylaw, rule or statute applicable to it, and is enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency or similar laws, or by equitable principles relating to or limiting creditors’ rights generally; and

                  (iii)        The person executing this Custodial Undertaking on its behalf has been duly and properly authorized to do so.

          B.         Further Representations of Custodian.    Custodian further represents and warrants, which representations and warranties shall be deemed to be repeated on each Purchase Date and each Repurchase Date, that:

                       (i)        It is a New York banking corporation with its principal office at 270 Park Avenue, New York, New York 100 17;

                       (ii)        It will maintain Buyer’s Account as a custody account and shall administer Buyer’s Account in the same manner it administers similar accounts established for the same purpose; and

                       (iii)        It maintains a book-entry securities account with FRBNY and each Clearing Corporation in which it holds Securities hereunder.

4.     DEPOSIT OF CASH AND ELIGIBLE SECURITIES

          A.         Seller’s Instructions. On each Business Day that Seller and Buyer agree to enter into a Transaction subject to this Custodial Undertaking, Seller shall deliver to Custodian, prior to Custodian’s close of business, Oral or Written Instructions containing the following information:

                       (i)        the Purchase Date and Purchase Price;

                       (ii)        the Repurchase Date and Repurchase Price; and

                       (iii)        name of Buyer.

          B.         Seller’s Tender of Securities. By the close of business on the Purchase Date, Seller shall transfer; or cause to be transferred, to Seller’s Account sufficient Eligible Securities to complete Transactions on such Purchase Date. In connection therewith, Seller shall either deliver to Custodian Oral or Written Instructions identifying the Eligible Securities to be sold by Seller to Buyer, including a description setting forth the face amount of each Eligible Securities and, where applicable, the CUSIP number for each such Eligible Security or instruct Custodian to identify Eligible Securities in Seller’s Account to be transferred to Buyer’s Account.

          C.         Buyer’s Purchase Prince. Prior to Custodian’s close of business on the Purchase Date, Buyer shall transfer, or cause to be transferred, to Buyer’s Account sufficient cash such that the total cash balance in Buyer’s Account after such transfer equals or exceeds the Purchase Price contained in Seller’s Oral or Written Instructions. In connection therewith, Buyer shall either deliver to Custodian Oral or Written Instructions setting forth the amount of cash to be transferred to Seller’s Account.

5.     EFFECTING TRANSACTIONS

          A.         Purchase Date. On the Purchase Date for any Transaction subject to this Custodial Undertaking, Custodian shall transfer to Seller’s Account cash from Buyer’s Account in an amount equal to the Purchase Price and transfer from Seller’s Account to Buyer’s Account Eligible Securities in accordance with Seller’s Oral or Written Instructions with respect to such Transaction, subject to the following provisions:

                       (i)        Determination of Eligible Securities; Negotiability.      Custodian shall determine that Securities to be transferred to Buyer’s Account are Eligible Securities and that Physical Securities are in negotiable form. Any Securities which are not Eligible Securities and any Physical Securities which are not in negotiable form shall not be included in the calculations set forth below and shall not be transferred to Buyer’s Account.

                       (ii)        Determination of Market Value.      Custodian shall determine the Market Value of Eligible Securities to be transferred to Buyer’s Account.

                       (iii)        Payment of Purchase Price.     Provided the Margin Value of Eligible Securities to be transferred to Buyer’s Account equals or exceeds the Purchase Price with respect to such Transaction, Custodian shall transfer such Eligible Securities from Seller’s Account to Buyer’s Account and shall disburse from Buyer’s Account to Seller’s Account cash in an amount equal to the Purchase Price.

                       (iv)        Maintenance of Buyer’s Account.

                                  (a)        Physical Securities.      Custodian shall take possession of each Eligible Security which is a Physical Security at a secure facility at one of its offices in New York City and, during the term of a particular Transaction, shall identify such Physical Securities on its books and records as belonging to Buyer.

                                  (b)        Book-Entry Securities.      Each Eligible Security which is either (i) a Book-Entry Security, or (ii) a part of a fungible bulk of Book-Entry Securities shall be continuously maintained by Custodian in the Book-Entry System. During the term of a particular Transaction, Custodian shall identify such Book-Entry Securities on its books and records as belonging to Buyer.

                                  (c)        Clearing Corporation Securities.      Each Eligible Security which is either (i) a Clearing Corporation Security, or (ii) part of a fungible bulk of Clearing Corporation Securities shall be continuously maintained by Custodian in an account with the appropriate Clearing Corporation. During the term of a particular Transaction, Custodian shall continuously identify such Clearing Corporation Securities on its books and records as belonging to Buyer.

                                  (d)        Notwithstanding anything contained in Paragraphs S.A.(iv)(b) and S.A.(iv)(c), above, Custodian may maintain both Book-Entry Securities and Clearing Corporation Securities in an account maintained by Custodian at the Government Securities Clearing Corporation.

                       (v)        Intent of Buyer and Seller.  Buyer and Seller agree that it is intended that Custodian act as a “securities intermediary” as such term is defined in the UCC with respect to Transactions hereunder. In addition, the parties intend that all Securities, excluding cash, in Buyer’s Account shall be treated as “financial assets” as such term is defined in the UCC.

          B.         Trust Receipts.       Custodian may not accept trust receipts as collateral.

          C.         Custodian’s Inability to Complete a Transaction. If Custodian is unable to complete a Transaction because Seller has failed to provide complete Oral or Written Instructions as required by Paragraphs 4A and 4B or either Buyer or Seller has failed to arrange for the transfer of sufficient cash or Eligible Securities to Buyer’s Account or Seller’s Account, respectively, Custodian shall promptly notify Seller and Buyer and await the receipt of such Oral or Written Instructions, cash or Eligible Securities. If Custodian has not received Oral or Written Instructions from Seller by 4:30 p.m. Eastern Time, sufficient cash from Buyer by the close of the FRBNY money wire or sufficient Eligible Securities by the close of BDAS or the appropriate Clearing Corporation, Buyer and Seller irrevocably agree and instruct Custodian to effect the Transaction as follows: (i) if the cash balance in Buyer’s Account shall be less than the Purchase Price set forth in Seller’s Instructions, the cash balance in Buyer’s Account shall be deemed to be the Purchase Price, the remaining terms of the Transaction shall be determined in accordance with Paragraph 5A, and Seller shall provide Custodian with further Oral or Written Instructions with respect to a recalculated Repurchase Price for such Transaction; (ii) if the cash in Buyer’s Account exceeds the Purchase Price relating to the Eligible Securities in Seller’s Account, Custodian shall credit to Seller’s Account cash in an amount equal to the Purchase Price relating to the Eligible Securities, and the difference between the amount credited to Seller’s Account and the Purchase Price shall be retained by Buyer and held by Custodian in Buyer’s Account. In any event, Buyer and Seller shall remain obligated to each other pursuant to the original terms of each Transaction.

          D.         Simultaneous Transaction.  Buyer and Seller agree that in effecting Transactions, transfers between Buyer’s Account and Seller’s Account are intended to be, and shall be deemed to be, simultaneous.

          E.         Ownership of Securities.     (i) Upon the transfer of cash to Seller’s Account and the transfer of Eligible Securities to Buyer’s Account, it is agreed by Seller and Buyer that, subject to Seller’s right of substitution pursuant to Paragraph 6 and notwithstanding the credit of Income to Seller’s Account pursuant to Paragraph 5G, the Purchased Securities shall be for all purposes the property of Buyer. Buyer agrees, however, that, subject to Paragraph 8 hereof and the default provisions with respect to the Seller under the Master Repurchase Agreement, it will resell to Seller on the Repurchase Date the Purchased Securities at the Repurchase Price.

                       (ii)        Buyer, Seller and Custodian agree that all Purchased Securities and cash held in Buyer’s Account from time to time will be held by Custodian as agent of Buyer, that Custodian will take such actions with respect to Buyer’s Account and any Purchased Securities and cash therein as Buyer shall direct, and that in no event shall any consent or Seller be required for the taking of any such action by Custodian. Buyer hereby covenants that Buyer will not instruct Custodian to deliver any Securities to any person other than Seller until an Event of Default has occurred as to which Seller is the defaulting party. The foregoing covenant is for Seller’s benefit only and shall not constitute a limitation on Buyer’s right at any time to instruct Custodian and Custodian’s obligation to act upon such instructions.

Custodian shall not be liable for any Losses (as defined in Paragraph 9A) incurred or sustained by Buyer, Seller or any third party as a result of Custodian transferring any Purchased Securities or cash in Buyer’s Account pursuant to Buyer’s instructions and shall have no further obligation or responsibility to Seller or Buyer under this Custodial Undertaking with respect to any Purchased Securities or cash transferred from Buyer’s Account.

                       (iii)        Any instruction to Custodian to transfer Purchased Securities or cash from Buyer’s Account during the term of a Transaction shall be set forth in a written notice. Custodian shall, as promptly as practicable under the circumstances, act in accordance with such instructions; it being understood and agreed that Custodian shall have no liability for its inability to comply with Buyer’s instructions if the rules or systems of the Book-Entry System and/or applicable Clearing Corporation prevent Custodian from transferring Purchased Securities from Buyer’s Account. Buyer shall pay to Custodian all applicable fees, costs and charges associated with such transfer from Buyer’s Account.

                       (iv)        At all times during which Custodian maintains a financial asset (as that term is used in the UCC) in Buyer’s Account, Custodian shall maintain such asset in a quantity corresponding to the aggregate of all security entitlements (as that term is defined in the UCC) it has established in favor of Buyer with respect to that financial asset.

          F.         No Lien or Pledge by Custodian.   Custodian agrees that Purchased Securities shall not be subject to any security interest, lien or right of setoff by Custodian or any third party claiming through Custodian and Custodian shall not pledge, encumber, hypothecate, transfer, dispose of, or otherwise grant any third party an interest in, any Purchased Securities.

          G.         Payment of Income.   Until such time that Custodian shall receive a Notice of Default from Buyer pursuant to Paragraph 8, Custodian shall credit to Seller’s Account Income received by Custodian. After receipt of such Notice of Default from Buyer, Custodian shall credit to Buyer’s Account Income received by Custodian.

          H.         Confirmations.   Custodian shall provide Buyer and Seller with confirmation statements reflecting Purchased Securities and cash positions in Buyer’s Account on each Business Day or as otherwise may be requested by Buyer. Buyer and Seller shall promptly review all such confirmation statements and shall promptly advise Custodian of any error, omission or inaccuracy in such statements. Custodian shall undertake to promptly correct any errors, failures or omissions that are reported to Custodian by Buyer or Seller. Any such corrections shall be reflected on subsequent confirmation statements.

          I.         Deliveries by Custodian.   Subject to this Custodial Undertaking, all transfers of Securities or cash by Custodian to Buyer from Buyer’s Account shall be made to Buyer by delivery to the account(s) designated in Schedule III, as may be amended from time to time by delivery to and receipt by Custodian of a new Schedule III.

          J.         Term Transaction.   In connection with any Transaction the Repurchase Date of which is not the Business Day immediately following the Purchase Date (each, a “Term Transaction”), Custodian shall (i) transfer at the beginning of each Business Day after the Purchase Date (but not including the Repurchase Date) all Purchased Securities subject to such Transaction from Buyer’s Account to Seller’s Account against the transfer from Seller’s Account to Buyer’s Account of cash in an amount equal to the Purchase Price for such Transaction (such cash to constitute cash margin unless otherwise specified by Seller) and (ii) transfer at the end of each Business Day after the Purchase Date (but not including the Repurchase Date) from Buyer’s Account to Seller’s Account such cash margin against the transfer from Seller’s Account to Buyer’s Account of Securities having a Margin Value equal to or greater than the amount of such cash margin.

6.     SUBSTITUTIONS OF SECURITIES

        Buyer hereby authorizes Custodian, upon Oral or Written Instructions from Seller, to transfer Purchased Securities to Seller against transfers to Buyer’s Account of substitute Eligible Securities (“Substitute Eligible Securities”) determined by Custodian to have an aggregate Margin Value equal to or greater than the aggregate Purchase Price relating to Purchased Securities released hereunder. All Substitute Eligible Securities transferred to Buyer’s Account shall be deemed to be Purchased Securities.

7.     REPURCHASE DATE

        On the Repurchase Date for any Transaction, subject to Paragraph 8 hereof, Buyer hereby irrevocably instructs Custodian to tender to Seller the Purchased Securities with respect to such Transaction and to transfer such Purchased Securities from Buyer’s Account to Seller’s Account. Seller hereby irrevocably instructs Custodian at the time Purchased Securities are transferred to Seller’s Account to make payment to Buyer of the Repurchase Price by debiting cash from Seller’s Account and crediting cash to Buyer’s Account. If on the Repurchase Date Seller’s Account does not contain sufficient cash available to repurchase all Purchased Securities with respect to any Transactions, Custodian shall notify Seller and Buyer and Seller shall give Custodian Oral or Written Instructions identifying which Purchased Securities, if any, are to be repurchased and the Repurchase Price.

8.     DEFAULT

        In the event that Buyer or Seller delivers a Notice of Default to Custodian, Custodian shall notify the defaulting party of its receipt of such Notice of Default and act in accordance with the instructions of the non-defaulting party with respect to such non-defaulting party’s rights pursuant to Paragraph 11 of the Master Repurchase Agreement (relating to Events of Default). Custodian may fully rely without further inquiry on the statements set forth in such Notice of Default.

9.     CONCERNING CUSTODIAN

          A.         Limitations of Liability; Indemnification.   Custodian shall not be liable for any costs, expenses, damages, liability or claims, including reasonable fees of counsel (collectively, “Losses”), resulting from its action or inaction in connection with this Custodial Undertaking, including Losses which are incurred by reason of any action or inaction by the Book-Entry System, any Clearing Corporation or Trust Receipt Issuer, or their successors or nominees, except for those Losses arising out of(i) Custodian’s negligence, bad faith or willful misconduct, or (ii) the material breach by Custodian of any provisions of this Custodial Undertaking. Under no circumstances shall Custodian be liable to Buyer, Seller or any third party for special, indirect or consequential damages, or lost profits or loss of business, arising under or in connection with this Custodial Undertaking. Custodian may, with respect to questions of law, apply for and obtain the advice and opinion of counsel and shall not be deemed to be negligent or have engaged in willful misconduct in any action taken or omitted by Custodian in good faith in conformity with such advice or opinion. Buyer and Seller agree, jointly and severally, to indemnify Custodian and to hold it harmless against any and all Losses (including claims by Buyer or Seller) which are sustained by Custodian as a result of Custodian’s action or inaction in connection with this Custodial Undertaking, except as provided above. It is expressly understood and agreed that Custodian’s right to indemnification hereunder shall be enforceable against Buyer and Seller directly, without any obligation to first proceed against any third party for whom they may act, and irrespective of any rights or recourse that Buyer or Seller may have against any such third party. This indemnity shall be a continuing obligation of Buyer and Seller notwithstanding the termination of any Transactions or of this Custodial Undertaking.

          B.         No Guaranty by Custodian.   It is expressly agreed and acknowledged by Buyer and Seller that Custodian is not guaranteeing performance of or assuming any liability for the obligations of Buyer or Seller hereunder nor is it assuming any credit risk associated with Transactions hereunder, which liabilities and risks are the responsibility of Buyer and Seller; further, it is expressly agreed that Custodian is not undertaking to make credit available to Seller or Buyer to enable it to complete Transactions hereunder.

          C.         No Duty of Inquiry.   Without limiting the generality of the foregoing, Custodian shall be under no obligax3n to inquire into, and shall not be liable for:

                      (i)        The validity of the issue of any Securities purchased or sold by or for Buyer or Seller, the legality of the purchase or sale or the validity or enforceability of any Trust Receipt received by Custodian hereunder;

                      (ii)        The due authority of any Authorized Person to act on behalf of Buyer or Seller with respect to cash or Securities held in Buyer’s Account or Seller’s Account; or

                      (iii)        The due authority of Buyer, Seller or any entities for which Buyer acts to purchase, sell or hold any particular Security hereunder.

          D.         Securities in Default.   Custodian shall not be under any duty or obligation to take action to effect collection of any Income if the Securities upon which such amount is payable are in default, or if payment is refused after due demand or presentation.

          E.         Custodian Fee.   Custodian shall be entitled to receive and Seller agrees to pay to Custodian such compensation as may be agreed upon from time to time between Custodian and Seller and Custodian’s out-of-pocket expenses.

          F.         Reliance on Oral/Written Instructions.   Custodian shall be entitled to rely upon any Written Instructions or Oral Instruction received by Custodian and reasonably believed by Custodian to be delivered by an Authorized Person. Buyer and Seller agree to forward to Custodian Written Instructions confirming any and all Oral Instructions in such manner that such Written Instructions are received by Custodian by the close of business of the same day that such Oral Instructions are given to Custodian. Buyer and Seller agree that the fact that such confirming Written Instructions are not received or that contrary Written Instructions are received by Custodian shall in no way affect the validity or enforceability of the transactions previously authorized and effected by Custodian.

          G.         Reliance on Pricing Services.   Custodian is authorized to utilize any generally recognized pricing information service (including brokers and dealers of Securities) in order to perform its valuation responsibilities hereunder, and Seller and Buyer agree to hold Custodian harmless from and against any Losses incurred as a result of errors or omissions of any such pricing information service, broker or dealer.

          H.         Force Majeure.   Custodian shall not be responsible or liable for any failure or delay in the performance of its obligations under this Custodial Undertaking arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including without limitation, acts of God, earthquakes, fires, floods, wars, civil or military disturbances, sabotage, epidemics, riots, loss or malfunctions of utilities, computer (hardware or software) or communications service, labor disputes, acts of civil or military authority, or governmental, judicial or regulatory actions; provided, however, that Custodian shall use commercially reasonable efforts to resume performance as soon as possible.

          I.         No Additional Duties.   Custodian shall have no duties or responsibilities except such duties and responsibilities as are specifically set forth in this Custodial Undertaking, and no covenant or obligation shall be implied in this Custodial Undertaking against Custodian.

          J.         No Duty Regarding Derivatives.   If Buyer and Seller have selected Eligible Securities which derive all or a portion of their value from changes in the value of underlying securities, mortgages or other obligations, or one or more currencies, commodities, indices or other factors (hereinafter referred to as “Derivative Securities”), the parties understand that Custodian shall have no obligation to monitor whether any such Eligible Securities are also Derivative Securities. Accordingly, the parties agree that anything in the Custodial Undertaking to the contrary notwithstanding, it shall be Buyer’s and Seller’s responsibility to ensure that Eligible Securities do not include Derivative Securities unless they have otherwise agreed. Custodian shall have no liability whatsoever for any loss, damage or expense arising out of the ineligibility of Derivative Securities which are the subject of Transactions pursuant to the Custodial Undertaking.

10.     TERMINATION

        Any of the parties hereto may terminate this Custodial Undertaking by giving to the other parties a notice in writing specifying the date of such termination, which shall be not less than thirty (30) days after the date of giving such notice. Upon termination hereof, Seller shall pay to Custodian such compensation as may be due to Custodian as of the date of such termination, and shall likewise reimburse Custodian for any disbursements and expenses made or incurred by Custodian and payable or reimbursable hereunder. If Buyer and Seller do not provide Written Instructions designating a successor custodian prior to the termination date, Custodian shall, give the Securities to Buyer in accordance with Schedule III.

11.     MISCELLANEOUS

          A.         Authorized Persons.   Buyer and Seller each agrees to furnish to Custodian a new Schedule II in the event that any Authorized Person ceases to be an Authorized Person or in the event that other or additional Authorized Persons are appointed and authorized. Until such new Schedule II is received, Custodian shall be fully protected in acting under the provisions of this Custodial Undertaking upon Oral Instructions or Written Instructions from a person reasonably believed to be an Authorized Person as set forth in the last delivered Schedule II.

          B.         Access to Books and Records.   Upon reasonable request, Buyer and Seller have access to Custodian’s books and records maintained in connection with their respective accounts under this Custodial Undertaking during Custodian’s normal business hours. Upon reasonable request, copies of any such books and records shall be provided to Buyer or Seller at the sole expense of the requesting Party.

          C.         Invalidity of any Provision.   In case any provision in or obligation under this Custodial Undertaking shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations shall not in any way be affected or impaired thereby, and if any provision is inapplicable to any person or circumstances, it shall nevertheless remain applicable to all other persons and circumstances.

          D.         Parties, Entire Agreement, Amendments.

                     (i)        The Custodial Undertaking. Buyer, Seller, and Custodial agree that this Custodial Undertaking constitutes the entire agreement among the parties hereto with respect to Transactions subject to this Custodial Undertaking and may not be amended or modified in any manner except by a written agreement executed by the parties hereto.

                     (ii)        The Custodial Undertaking and the Master Repurchase Agreement. Buyer and Seller acknowledge and agree that the Master Repurchase Agreement in conjunction with this Custodial Undertaking represents the entire agreement between Buyer and Seller with respect to Transactions. Buyer and Seller acknowledge and agree that Custodian is not party to the Master Repurchase Agreement and is not bound by its terms.

          E.         Binding Agreement. This Custodial Undertaking shall extend to and shall be binding upon the parties hereto, and their respective successors and assigns; provided, however, that this Custodial Undertaking shall not be assignable by any party without the written consent of the other parties.

          F.         Applicable Law/Jurisdiction.      This Custodial Undertaking shall be construed in accordance with the laws of the State of New York without regard to the conflicts of law principles thereof. Each party hereto hereby consents to the jurisdiction of a state or federal court situated in New York City, New York in connection with any dispute arising hereunder. Each party hereto hereby waives trial by jury in any proceeding involving, directly or indirectly, any matter in any way arising out of, related to, or connected with, this Custodial Undertaking.

          G.         Waiver of Immunity.      To the extent that in any jurisdiction any party may now or hereafter be entitled to claim, for itself or its assets, immunity from suit, execution, attachment (before or after judgment) or other legal process, each party irrevocably agrees not to claim, and it hereby waives, such immunity in connection with this Custodial Undertaking.

          H.         Headings and References.      The headings and captions in this Custodial Undertaking are for reference only and shall not affect the construction or interpretation of any of its provisions.

          I.         Counterparts.      This Custodial Undertaking may be executed in any number of counterparts, leach of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

          J.         Inconsistency with Master Repurchase Agreement.      In the event of any inconsistency between the terms and conditions of the Master Repurchase Agreement and this Custodial Undertaking with respect to the rights, duties or obligations of Custodian and Transactions subject to this Custodial Undertaking, the terms and conditions of this Custodial Undertaking shall govern.

          K.         Notices.      Any notice authorized or required by this Custodial Undertaking shall be sufficiently given if addressed to the receiving party and hand delivered or sent by mail, telex or facsimile to the individuals at the addresses specified in Schedule IV or to such other person or persons as the receiving party may from time to time designate in writing. Such notice shall be effective upon receipt.

          L.         Confidentiality.      The parties hereto agree not to disclose to any other party and to keep confidential the terms and conditions of this Agreement (including fee arrangements) and any amendments, supplement or Schedule hereto. In the event that any party hereto breaches any provision of this section, and any other party shall be entitled to temporary and permanent injunctive relief against the breaching party without the necessity of proving actual damages. Notwithstanding the foregoing, Custodian may disclose Buyer or Seller’s name, address, securities position and other information to such persons and to such extent as required by law, the rules of any stock exchange or regulatory or self-regulatory organization or any order or decree of any court or administrative body that is binding on Custodian or any Clearing Corporation or the terms of the organizational documents of the issuer of any Security or the terms of any Security itself.

          M.         Parties Deemed Principals. Unless the parties signatory hereto execute and deliver a Custodial Agency Annex pursuant to which the identity of all principals for whom any party may act in connection with this Custodial Undertaking is disclosed, each party shall be responsible for the performance of its obligations hereunder as a principal. However, the execution and delivery of a Custodial Agency Annex shall not relieve any party of its obligations hereunder except as provided by applicable law.

        IN WITNESS WHEREOF, the parties hereto have caused this Custodial Undertaking to be executed by their respective corporate officers, thereunto duly authorized, as of the 11th day of June, 2002.

Lehman Brothers, Inc.

By: /S/ ROBERT E. GUGLIELMO

Title: Senior Vice President

The Vanguard Group, Inc.

By: /S/ DAVID R. GLOCKE

Title: Principal

JPMorgan Chase Bank

By: /S/ ALAN MANN

Title: Vice President

SCHEDULE 1

SCHEDULE OF ELIGIBLE SECURITIES

SCHEDULE la- Acceptable Triparty Collateral
The Vanguard Group, Inc., Pool 1 (Treasury)/Lehman

Custodial Undertaking in Connection with Master Repurchase Agreement as of June 11, 2002, among The Vanguard Group, Inc., not on its own behalf but on behalf of the registered investment companies for which The Vanguard Group, Inc. provides investment advisory or administrative services as listed in paragraph 1 of Schedule V (“Buyer”), Lehman Brothers Inc. (“Seller”) and JPMorgan Chase Bank.

Indicate Margin If Item Is Acceptable — Ratings* must be indicated where rating box appears

MARGIN

US TREASURIES (BILLS, BONDS, NOTES)	102%
US TREASURY STRIPS
Private Label Treasury Backed (CATS,LIONS,ETC)

GOV'T SPONSORED ENTERPRISES & FEDERAL AGENCIES

FEDERAL NATIONAL MORTGAGE ASSN. (FNMA)
FEDERAL HOME LOAN BANK (FHLB)
FED. HOME LOAN MORTGAGE CORP (FHLMC)
FINANCE CORPORATION (FICO)
RESOLUTION FUNDING CORPORATION (REFCO)
STUDENT LOAN MARKETING ASSOC.(SLMA)
TENNESSEE VALLEY AUTHORITY (TVA)
FEDERAL AGRICULTURAL MORTGAGE (FMAC)
WORLD BANKS (IBRD)
INTERNATIONAL INSTITUTIONS (ADDB,ETC.)

OTHER GOV'T-SPONSORED & FED. AGENCIES

MORTGAGE BACKED SECURITIES

MARGIN
GNMA-PASS THROUGHS
GNMA-REMICS
FNMA-PASS THROUGHS
FNMA-REMICS
FHLMC - PASS THROUGHS
FHLMC-REMICS
MBS STRIPS

TRUST RECEIPTS

CORPORATE, A B S, MONEY MARKET & MUNICIPAL SECURITIES

	MARGIN	RATING

ASSET-BACKED SECURITIES

BANKER'S ACCEPTANCES
CERTIFICATES OF DEPOSIT
COMMERCIAL PAPER

CORPORATE BONDS
CONVERTIBLE BONDS
MEDIUM TERM NOTES

MUNICIPAL SECURITIES
AUCTION RATE NOTES

CASH	100%

PRIVATE LABEL MBS & CMO'S
	MARGIN	RATING
PRIVATE LABEL PASS THROUGHS
PRIVATE LABEL CMO

EXCLUSIONS FOR REMIC & CMO TRANCHES: (Use X to indicate "Exclude")

INTEREST ONLY
RESIDUAL
IOETTE
SCHEDULED

PRINCIPAL ONLY
FLOATERS
INVERSE FLOATER
PAC

ZERO COUPON
COMPANION
SUPER FLOATER
TAC

* THE JPMORGAN CHASE BANK MAY RELY UPON A RECOGNIZED CREDIT RATING SERVICE IN DETERMINING THE CREDIT RATINGS OF
  SECURITIES AND SHALL IN NO CIRCUMSTANCES BE LIABLE FOR ANY ERRORS MADE BY SUCH SERVICE.

JPMorgan Chase Bank

By: /S/ ALAN MANN

Title: Vice President

Date: June 11, 2002

Lehman Brothers Inc.

By: /S/ ROBERT E. GUGLIELMO

Title: Senior Vice President

Date: June 11, 2002

The Vanguard Group Inc.

By: /S/ DAVID R. GLOCKE

Title: Principal

Date: June 11, 2002

SCHEDULE 1b- Acceptable Triparty Collateral
The Vanguard Group, Inc., Pool 1 (Treasury & Agency)/Lehman

Custodial Undertaking in Connection with Master Repurchase Agreement as of June 11, 2002, among The Vanguard Group, Inc., not on its own behalf but on behalf of the registered investment companies for which The Vanguard Group, Inc. provides investment advisory or administrative services as listed in paragraph 1 of Schedule V (“Buyer”), Lehman Brothers Inc. (“Seller”) and JPMorgan Chase Bank.

Indicate Margin If Item Is Acceptable — Ratings* must be indicated where rating box appears

MARGIN

US TREASURIES (BILLS, BONDS, NOTES)	102%
US TREASURY STRIPS
Private Label Treasury Backed (CATS,LIONS,ETC)

GOV'T SPONSORED ENTERPRISES & FEDERAL AGENCIES

FEDERAL NATIONAL MORTGAGE ASSN. (FNMA)	103%
FEDERAL HOME LOAN BANK (FHLB)	103%
FED. HOME LOAN MORTGAGE CORP (FHLMC)	103%
FEDERAL FARM CREDIT SYSTEM (FFCS)
FINANCE CORPORATION (FICO)
RESOLUTION FUNDING CORPORATION (REFCO)
STUDENT LOAN MARKETING ASSOC.(SLMA)
TENNESSEE VALLEY AUTHORITY (TVA)
FEDERAL AGRICULTURAL MORTGAGE (FMAC)
WORLD BANKS (IBRD)
INTERNATIONAL INSTITUTIONS (ADDB,ETC.)

OTHER GOV'T-SPONSORED & FED. AGENCIES

MORTGAGE BACKED SECURITIES

MARGIN
GNMA-PASS THROUGHS	103%
GNMA-REMICS
FNMA-PASS THROUGHS	103%
FNMA-REMICS
FHLMC - PASS THROUGHS	103%
FHLMC-REMICS
MBS STRIPS

TRUST RECEIPTS

CORPORATE, A B S, MONEY MARKET & MUNICIPAL SECURITIES

	MARGIN	RATING

ASSET-BACKED SECURITIES

BANKER'S ACCEPTANCES
CERTIFICATES OF DEPOSIT
COMMERCIAL PAPER

CORPORATE BONDS
CONVERTIBLE BONDS
MEDIUM TERM NOTES

MUNICIPAL SECURITIES
AUCTION RATE NOTES

CASH	100%

PRIVATE LABEL MBS & CMO'S
	MARGIN	RATING
PRIVATE LABEL PASS THROUGHS
PRIVATE LABEL CMO

EXCLUSIONS FOR REMIC & CMO TRANCHES: (Use X to indicate "Exclude")

INTEREST ONLY
RESIDUAL
IOETTE
SCHEDULED

PRINCIPAL ONLY
FLOATERS
INVERSE FLOATER
PAC

ZERO COUPON
COMPANION
SUPER FLOATER
TAC

* THE JPMORGAN CHASE BANK MAY RELY UPON A RECOGNIZED CREDIT RATING SERVICE IN DETERMINING THE CREDIT RATINGS OF
  SECURITIES AND SHALL IN NO CIRCUMSTANCES BE LIABLE FOR ANY ERRORS MADE BY SUCH SERVICE.

JPMorgan Chase Bank

By: /S/ ALAN MANN

Title: Vice President

Date: June 11, 2002

Lehman Brothers Inc.

By: /S/ ROBERT E. GUGLIELMO

Title: Senior Vice President

Date: June 11, 2002

The Vanguard Group Inc.

By: /S/ DAVID R. GLOCKE

Title: Principal

Date: June 11, 2002

SCHEDULE Ic- Acceptable Triparty Collateral
The Vanguard Group, Inc., Pool 2 (Treasury)/ Lehman

Custodial Undertaking in Connection with Master Repurchase Agreement as of June 11, 2002, among The Vanguard Group, Inc., not on its own behalf but on behalf of the registered investment companies for which The Vanguard Group, Inc. provides investment advisory or administrative services as listed in paragraph 1 of Schedule V (“Buyer”), Lehman Brothers Inc. (“Seller”) and JPMorgan Chase Bank.

Indicate Margin If Item Is Acceptable — Ratings* must be indicated where rating box appears

MARGIN

US TREASURIES (BILLS, BONDS, NOTES)	102%
US TREASURY STRIPS
Private Label Treasury Backed (CATS,LIONS,ETC)

GOV'T SPONSORED ENTERPRISES & FEDERAL AGENCIES

FEDERAL NATIONAL MORTGAGE ASSN. (FNMA)
FEDERAL HOME LOAN BANK (FHLB)
FED. HOME LOAN MORTGAGE CORP (FHLMC)
FEDERAL FARM CREDIT SYSTEM (FFCS)
FINANCE CORPORATION (FICO)
RESOLUTION FUNDING CORPORATION (REFCO)
STUDENT LOAN MARKETING ASSOC.(SLMA)
TENNESSEE VALLEY AUTHORITY (TVA)
FEDERAL AGRICULTURAL MORTGAGE (FMAC)
WORLD BANKS (IBRD)
INTERNATIONAL INSTITUTIONS (ADDB,ETC.)

OTHER GOV'T-SPONSORED & FED. AGENCIES

MORTGAGE BACKED SECURITIES

MARGIN
GNMA-PASS THROUGHS
GNMA-REMICS
FNMA-PASS THROUGHS
FNMA-REMICS
FHLMC - PASS THROUGHS
FHLMC-REMICS
MBS STRIPS

TRUST RECEIPTS

CORPORATE, A B S, MONEY MARKET & MUNICIPAL SECURITIES

	MARGIN	RATING

ASSET-BACKED SECURITIES

BANKER'S ACCEPTANCES
CERTIFICATES OF DEPOSIT
COMMERCIAL PAPER

CORPORATE BONDS
CONVERTIBLE BONDS
MEDIUM TERM NOTES

MUNICIPAL SECURITIES
AUCTION RATE NOTES

CASH	100%

PRIVATE LABEL MBS & CMO'S
	MARGIN	RATING
PRIVATE LABEL PASS THROUGHS
PRIVATE LABEL CMO

EXCLUSIONS FOR REMIC & CMO TRANCHES: (Use X to indicate "Exclude")

INTEREST ONLY
RESIDUAL
IOETTE
SCHEDULED

PRINCIPAL ONLY
FLOATERS
INVERSE FLOATER
PAC

ZERO COUPON
COMPANION
SUPER FLOATER
TAC

* THE JPMORGAN CHASE BANK MAY RELY UPON A RECOGNIZED CREDIT RATING SERVICE IN DETERMINING THE CREDIT RATINGS OF
  SECURITIES AND SHALL IN NO CIRCUMSTANCES BE LIABLE FOR ANY ERRORS MADE BY SUCH SERVICE.

JPMorgan Chase Bank

By: /S/ ALAN MANN

Title: Vice President

Date: June 11, 2002

Lehman Brothers Inc.

By: /S/ ROBERT E. GUGLIELMO

Title: Senior Vice President

Date: June 11, 2002

The Vanguard Group Inc.

By: /S/ DAVID R. GLOCKE

Title: Principal

Date: June 11, 2002

SCHEDULE Id- Acceptable Triparty Collateral
The Vanguard Group, Inc., Pool 2 (Treasury & Agency)/Lehman

Custodial Undertaking in Connection with Master Repurchase Agreement as of June 11, 2002, among The Vanguard Group, Inc., not on its own behalf but on behalf of the registered investment companies for which The Vanguard Group, Inc. provides investment advisory or administrative services as listed in paragraph 1 of Schedule V (“Buyer”), Lehman Brothers Inc. (“Seller”) and JPMorgan Chase Bank.

Indicate Margin If Item Is Acceptable — Ratings* must be indicated where rating box appears

MARGIN

US TREASURIES (BILLS, BONDS, NOTES)	102%
US TREASURY STRIPS
Private Label Treasury Backed (CATS,LIONS,ETC)

GOV'T SPONSORED ENTERPRISES & FEDERAL AGENCIES

FEDERAL NATIONAL MORTGAGE ASSN. (FNMA)	103%
FEDERAL HOME LOAN BANK (FHLB)	103%
FED. HOME LOAN MORTGAGE CORP (FHLMC)	103%
FEDERAL FARM CREDIT SYSTEM (FFCS)
FINANCE CORPORATION (FICO)
RESOLUTION FUNDING CORPORATION (REFCO)
STUDENT LOAN MARKETING ASSOC.(SLMA)
TENNESSEE VALLEY AUTHORITY (TVA)
FEDERAL AGRICULTURAL MORTGAGE (FMAC)
WORLD BANKS (IBRD)
INTERNATIONAL INSTITUTIONS (ADDB,ETC.)

OTHER GOV'T-SPONSORED & FED. AGENCIES

MORTGAGE BACKED SECURITIES

MARGIN
GNMA-PASS THROUGHS	103%
GNMA-REMICS
FNMA-PASS THROUGHS	103%
FNMA-REMICS
FHLMC - PASS THROUGHS	103%
FHLMC-REMICS
MBS STRIPS

TRUST RECEIPTS

CORPORATE, A B S, MONEY MARKET & MUNICIPAL SECURITIES

	MARGIN	RATING

ASSET-BACKED SECURITIES

BANKER'S ACCEPTANCES
CERTIFICATES OF DEPOSIT
COMMERCIAL PAPER

CORPORATE BONDS
CONVERTIBLE BONDS
MEDIUM TERM NOTES

MUNICIPAL SECURITIES
AUCTION RATE NOTES

CASH	100%

PRIVATE LABEL MBS & CMO'S
	MARGIN	RATING
PRIVATE LABEL PASS THROUGHS
PRIVATE LABEL CMO

EXCLUSIONS FOR REMIC & CMO TRANCHES: (Use X to indicate "Exclude")

INTEREST ONLY
RESIDUAL
IOETTE
SCHEDULED

PRINCIPAL ONLY
FLOATERS
INVERSE FLOATER
PAC

ZERO COUPON
COMPANION
SUPER FLOATER
TAC

* THE JPMORGAN CHASE BANK MAY RELY UPON A RECOGNIZED CREDIT RATING SERVICE IN DETERMINING THE CREDIT RATINGS OF
  SECURITIES AND SHALL IN NO CIRCUMSTANCES BE LIABLE FOR ANY ERRORS MADE BY SUCH SERVICE.

JPMorgan Chase Bank

By: /S/ ALAN MANN

Title: Vice President

Date: June 11, 2002

Lehman Brothers Inc.

By: /S/ ROBERT E. GUGLIELMO

Title: Senior Vice President

Date: June 11, 2002

The Vanguard Group Inc.

By: /S/ DAVID R. GLOCKE

Title: Principal

Date: June 11, 2002

SCHEDULE II

AUTHORIZED PERSONS

        The following individuals have been designated as Authorized Persons of Buyer and Seller, respectively, in connection with the Custodial Undertaking In Connection With Master Repurchase Agreement dated as of June 11,2002

BUYER

Please refer to Corporate Resolution.

SELLER

Please refer to attached Lehman Brothers Inc. Certificate of Incumbency

CERTIFICATE OF ADOPTION OF RESOLUTION

        I, R. Gregory Barton, Secretary of Vanguard Municipal Bond Funds, Vanguard Bond Index Funds, Vanguard Money Market Reserves, Vanguard Admiral Funds, Vanguard Fixed Income Securities Funds, Vanguard Balanced Index Funds, Vanguard Variable Insurance Funds, Vanguard Florida Insured Tax-Free Funds, Vanguard Ohio Tax-Free Funds, Vanguard New Jersey Tax-Free Funds, Vanguard New York Tax-Free Funds, Vanguard Tax-Managed Funds, Vanguard California Tax-Free Funds, Vanguard Massachusetts Tax-Exempt Funds, Vanguard Treasury Fund, Vanguard Pennsylvania Tax-Free Funds, Vanguard Investment Series PLC, The Vanguard Group, Inc. and Vanguard Fiduciary Trust Company (referred to individually as the “Company”), hereby certify that the following is a true and complete copy of a Resolution adopted at a meeting of the Board of Directors (Trustees) of each of the above listed companies held on March 20, 1998*, at which a quorum was present and acting throughout and that such Resolution has not been amended or repealed and is in full force and effect on the date hereof:

RESOLVED, That Kathryn T. Allen, Christopher W. Alwine, Robert F. Auwaerter, Josh C. Barr&man, Steven A. Brannum, Marlin Brown, Maya Burkova, John M. Carbone, Samantha Cohen, Ryan T. Coleman, Gregory Davis, James P. Doyle, Aileen Duffy, Dmitry Gaysinskiy, David R. Glocke, Karen E. Hogan, John W. Hollyer, Stuart N. Hosansky, Anthony R. Jiorle, Takuya Kisaka, Stephen Kozeracki, John C. Lanius, Jonathan Lemco, Ruth M. Levine, Felix B. Lim, Ian A. MacKinnon, Darlene Marshall, Edward McGettigan, Gregory S. Nassour, Thomas A. Perks, Randall J. Pollock, Michael E. Praplaski, Alan F. Randall, Ronald M. Reardon, Leslie Richards-Yellen, Laurance M. Ring, Christopher M. Ryon, Barbara W. Samett, Andrea T. Scott, Julie L. Smith, Malcolm Smith, Reid 0. Smith, Daniel S. Solender, Mark Stockwell, Pamela W. Tynan, David Van Ommeren, Kenneth E. Volpert and Daniel W. Wallick of The Vanguard Group, Inc., and each of them, are hereby authorized to enter into binding agreements for the purchase or sale of the securities of the Company, subject to applicable rules of appropriate regulatory agencies or securities exchanges having jurisdiction; and the officers of the Company and said persons named above are authorized to take such action as they deem necessary, proper or desirable for these purposes, including establishment and maintenance of accounts and broker-dealers effecting such securities transactions; provided, that any principal officer of this Company is hereby authorized, in his discretion, to add to, or delete names from the foregoing list of authorized securities traders, any such change to become effective with respect to any such broker-dealers only upon the Secretary’s written notification.

        IN WITNESS WHEREOF, I have hereunto set my hand and seal of the Company this 22nd day of April, 2002.

/S/ R. GREGORY BARTON, Secretary

(SEAL)

• September 18, 1998 for Vanguard Massachusetts Tax-Exempt Funds

8731-2 4/22/2002

LEHMAN BROTHERS INC.

CERTIFICATE OF INCUMBENCY

I, FELICITY FRIDMAN , a duly elected and qualified Assistant Secretary of Lehman Brothers Inc. (the “Corporation”) DO HEREBY CERTIFY that the persons listed below, as of the date hereof, are designated to act as sales personnel on behalf of the Corporation with respect to (1) Vanguard Group, Inc., not on its own behalf but on behalf of the registered investment companies for which The Vanguard Group, Inc. provides investment advisory or administrative services and (2) Vanguard Fiduciary Trust Company on its own behalf, and on behalf of its clients who are not registered investment companies and that the signature appearing opposite his/her name is the specimen signature of such person.

NAME

Ross Armstrong, Senior Vice President
Dave McCarthy, Vice President
Blake Bailey, Analyst
Sam Attias, Analyst

SIGNATURE

/S/ ROSS ARMSTRONG
/S/ DAVE MCCARTHY
/S/ BLAKE BAILEY
/S/ SAM ATTIAS

      IN WITNESS WHEREOF, I have hereunto set my hand this 17 day July, 2002.

LEHMAN BROTHERS INC.
/S/ FELICITY FRIDMAN

SCHEDULE III

BUYER’S ACCOUNT INFORMATION

Account Information for Delivery of Cash:

            ABA: 021000018

            Bank Name: Bank of New York

            City: New York

            Account Name: VGI Pooled Cash Account

            Account Number: GLA 111569 VGl

Buyer’s Account at Bank:

            ABA: 021000021

            CHASE NYC/

            ACCT # 5447550221/

            DEPT 4004/

            [CUSTOMER NAME]: FOR TRIPARTY WITH LEHMAN BROTHERS

SCHEDULE IV

ADDRESS FOR NOTICES

TO SELLER:

LEHMAN BROTHERS
745 Seventh Avenue, 28th Floor
New York City, New York 10019
Attn: Robert Guglielmo, Senior Vice President-Transaction Management
(212) 526-7121 phone
(212) 526-7672 fax

TO BUYER:

The Vanguard Group, Inc.
Attention: Mr. David R. Glocke, VM# V31
100 Vanguard Boulevard
Malvern, PA 19355

Fixed Income Group
Telephone: (610) 669-6900
Fax: (610) 407-2876

TO CUSTODIAN:

JPMorgan Chase Bank
Four New York Plaza, 21st Floor
New York, New York 10004
Attn: Allen B. Clark, Senior Vice President
Broker Dealer Clearance Department
Telephone: (212) 623-7219
Fax: (212) 623-5959

SCHEDULE V

        This Schedule V forms a part of the Custodial Undertaking in Connection with Master Repurchase Agreement dated as of June 11, 2002 between Lehman Brothers Inc., The Vanguard Group, Inc., and JPMorgan Chase Bank.

1.     This Agreement is entered into by The Vanguard Group, Inc., not on its own behalf, but on behalf of the following registered investment companies for which it provides investment advisory or administrative services:

                        Vanguard Admiral Funds
                        Vanguard Asset Allocation Fund
                        Vanguard Balanced Index Funds
                        Vanguard Bond Index Funds
                        Vanguard Convertible Securities Fund
                        Vanguard Equity Income Fund
                        Vanguard Explorer Fund
                        Vanguard Fixed Income Securities Funds
                        Vanguard Horizon Funds
                        Vanguard International Equity Index Funds
                        Vanguard Morgan Growth Fund
                        Vanguard Primecap Fund
                        Vanguard Quantitative Funds
                        Vanguard Specialized Funds
                        Vanguard Tax-Managed Funds
                        Vanguard Wellesley Income Fund
                        Vanguard Wellington Fund
                        Vanguard Whitehall Funds
                        Vanguard New York Tax-Free Funds
                        Vanguard Ohio Tax-Free Funds
                        Vanguard Pennsylvania Tax-Free Funds
                        Vanguard California Tax-Free Funds
                        Vanguard Florida Tax-Free Funds
                        Vanguard New Jersey Tax-Free Funds
                        Vanguard Massachusetts Tax-Exempt Funds
                        Vanguard Municipal Bond Funds
                        Vanguard Windsor Funds
                        Vanguard World Fund
                        Vanguard Variable Insurance Funds
                        Vanguard Index Funds
                        Vanguard Trustees Equity Fund
                        Vanguard Money Market Reserves
                        Vanguard Treasury Fund
                        Vanguard STAR Funds
                        Vanguard Institutional Index Funds

SCHEDULE V

        This Schedule V forms a part of the Custodial Undertaking in Connection with Master Repurchase Agreement dated as of June 11, 2000, between Lehman Brothers Holdings, Inc., Inc., The Vanguard Group, Inc., and JPMorgan Chase Bank.

1.     This Agreement is entered into by The Vanguard Group, Inc., not on its own behalf, but on behalf of the following registered investment companies for which it provides investment advisory or administrative services:

                        Vanguard Admiral Funds
                        Vanguard Balanced Index Funds
                        Vanguard Bond Index Funds
                        Vanguard Convertible Securities Fund
                        Vanguard Explorer Fund
                        Vanguard Fenway Funds
                        Vanguard Fixed Income Securities Funds
                        Vanguard Horizon Funds
                        Vanguard International Equity Index Funds
                        Vanguard Malvern Funds
                        Vanguard Morgan Growth Fund
                        Vanguard Chester Fund
                        Vanguard Quantitative Funds
                        Vanguard Specialized Funds
                        Vanguard Tax-Managed Funds
                        Vanguard Wellesley Income Fund
                        Vanguard Wellington Fund
                        Vanguard Whitehall Funds
                        Vanguard New York Tax-Free Funds
                        Vanguard Ohio Tax-Free Funds
                        Vanguard Pennsylvania Tax-Free Funds
                        Vanguard California Tax-Free Funds
                        Vanguard Florida Tax-Free Funds
                        Vanguard New Jersey Tax-Free Funds
                        Vanguard Massachusetts Tax-Exempt Funds
                        Vanguard Municipal Bond Funds
                        Vanguard Windsor Funds
                        Vanguard World Fund
                        Vanguard Variable Insurance Funds
                        Vanguard Index Funds
                        Vanguard Trustees Equity Fund
                        Vanguard Money Market Reserves
                        Vanguard Treasury Fund
                        Vanguard STAR Funds
                        Vanguard Institutional Index Funds
                        Vanguard CMT Funds

AMENDMENT 1 TO SCHEDULE V

        This Amendment, dated June 23,2004, serve to update Schedule V to the Custodial Undertaking in Connection with Master Repurchase Agreement dated as of May 12,2000, between Lehman Brothers, Inc., The Vanguard Group, Inc., and JPMorgan Chase Bank.

        1.       This Agreement is entered into by The Vanguard Group, Inc., not on its own behalf, but on behalf of the following registered investment companies for which it provides investment advisory or administrative services:

                       Vanguard Admiral Funds
                       Vanguard Admiral Treasury Money Market Fund
        Vanguard Balanced Index Funds
                       Vanguard Balanced Index Fund
        Vanguard Bond Index Funds
                       Vanguard Intermediate-Term Bond Index Fund
                       Vanguard Long-Term Bond Index Fund
                       Vanguard Short-Term Bond Index Fund
                       Vanguard Total Bond Market Index Fund
        Vanguard CMT Funds
                       Vanguard Market Liquidity Fund
                       Vanguard Yorktown Liquidity Fund
                       Vanguard Municipal Cash Management Fund
                       Vanguard Short Duration Liquidity Fund
        Vanguard Chester Funds
                       Vanguard PRIMECAP Fund
                       Vanguard Target Retirement Income Fund
                       Vanguard Target Retirement 2005 Fund
                       Vanguard Target Retirement 2015 Fund
                       Vanguard Target Retirement 2025 Fund
                       Vanguard Target Retirement 2035 Fund
                       Vanguard Target Retirement 2045 Fund
        Vanguard Convertible Securities Fund
                       Vanguard Convertible Securities Fund
        Vanguard Explorer Fund
                       Vanguard Explorer Fund
        Vanguard Fenway Funds
                       Vanguard Equity Income Fund
                       Vanguard Growth Equity Fund
        Vanguard Fixed Income Securities Funds
                       Vanguard GNMA Fund
                       Vanguard High-Yield Corporate Fund
                       Vanguard Inflation Protected Securities Fund
                       Vanguard Intermediate-Term Corporate Fund
                       Vanguard Intermediate-Term Treasury Fund
                       Vanguard Long-Term Corporate Fund
                       Vanguard Long-Term Treasury Fund
                       Vanguard Short-Term Corporate Fund
                       Vanguard Short-Term Federal Fund
                       Vanguard Short-Term Treasury Fund
        Vanguard Horizon Funds
                       Vanguard Capital Opportunity Fund
                       Vanguard Global Equity Fund

                         Vanguard Strategic Equity Fund
        Vanguard International Equity Index Funds
                         Vanguard Emerging Markets Stock Index Fund
                         Vanguard European Stock Index Fund
                         Vanguard Pacific Stock Index Fund
        Vanguard Malvern Funds
                         Vanguard Asset Allocation Fund
                         Vanguard Capital Value Fund
                         Vanguard U.S. Value Fund
        Vanguard Morgan Growth Fund
                         Vanguard Morgan Growth Fund
        Vanguard Quantitative Funds
                         Vanguard Growth and Income Fund
        Vanguard Specialized Funds
                         Vanguard Energy Fund
                         Vanguard Health Care Fund
                         Vanguard Precious Metals and Mining Fund
                         Vanguard REIT Index Fund
                         Vanguard Dividend Growth Fund
        Vanguard Tax-Managed Funds
                         Vanguard Tax-Managed Balanced Fund
                         Vanguard Tax-Managed Capital Appreciation Fund
                         Vanguard Tax-Managed Growth and Income Fund
                         Vanguard Tax-Managed International Fund
                         Vanguard Tax-Managed Small Cap Fund
        Vanguard Wellesley Income Fund
                         Vanguard Wellesley Income Fund
        Vanguard Wellington Fund
                         Vanguard Wellington Fund
        Vanguard Whitehall Funds
                         Vanguard International Explorer Fund
                         Vanguard Mid-Cap Growth Fund
                         Vanguard Selected Value Fund
        Vanguard New York Tax-Free Funds
                         Vanguard New York Long-Term Tax-Exempt Fund
                         Vanguard New York Tax-Exempt Money Market Fund
        Vanguard Ohio Tax-Free Funds
                         Vanguard Ohio Long-Term Tax-Exempt Fund
                         Vanguard Ohio Tax-Exempt Money Market Fund
        Vanguard Pennsylvania Tax-Free Funds
                         Vanguard Pennsylvania Long-Term Tax-Exempt Fund
                         Vanguard Pennsylvania Tax-Exempt Money Market Fund
        Vanguard California Tax-Free Funds
                         Vanguard California Intermediate-Term Tax-Exempt Fund
                         Vanguard California Long-Term Tax-Exempt Fund
                         Vanguard California Tax-Exempt Money Market Fund
        Vanguard Florida Tax-Free Funds
                         Vanguard Florida Long-Term Tax-Exempt Fund
        Vanguard New Jersey Tax-Free Funds
                         Vanguard New Jersey Long-Term Tax-Exempt Fund
                         Vanguard New Jersey Tax-Exempt Money Market Fund
        Vanguard Massachusetts Tax-Exempt Funds
                         Vanguard Massachusetts Tax-Exempt Fund
        Vanguard Municipal Bond Funds
                         Vanguard High-Yield Tax-Exempt Fund
                         Vanguard Insured Long-Term Tax-Exempt Fund

                         Vanguard Intermediate-Term Tax-Exempt Fund
                         Vanguard Limited-Term Tax-Exempt Fund
                         Vanguard Long-Term Tax-Exempt Fund
                         Vanguard Short-Term Tax-Exempt Fund
                         Vanguard Tax-Exempt Money Market Fund
        Vanguard Windsor Funds
                         Vanguard Windsor Fund
                         Vanguard Windsor II Fund
        Vanguard World Fund
                         Vanguard Calvert Social Index Fund
                         Vanguard International Growth Fund
                         Vanguard U.S. Growth Fund
                         Vanguard Consumer Discretionary Index Fund
                         Vanguard Consumer Staples Index Fund
                         Vanguard Energy Index Fund
                         Vanguard Financials Index Fund
                         Vanguard Health Care Index Fund
                         Vanguard Industrials Index Fund
                         Vanguard Information Technology Index Fund
                         Vanguard Materials Index Fund
                         Vanguard Telecommunication Services Index Fund
                         Vanguard Utilities Index Fund
        Vanguard Variable Insurance Fund
                         Balanced Portfolio
                         Capital Growth Portfolio
                         Diversified Value Portfolio
                         Equity Income Portfolio
                         Equity Index Portfolio
                         Growth Portfolio
                         High-Yield Bond Portfolio
                         International Portfolio
                         Mid-Cap Index Portfolio
                         Money Market Portfolio
                         REIT Index Portfolio
                         Short-Term Corporate Portfolio
                         Small Company Growth Portfolio
                         Total Bond Market Index
                         Total Stock Market Index
        Vanguard Index Funds
                         Vanguard 500 Index Fund
                         Vanguard Extended Market Index Fund
                         Vanguard Growth Index Fund
                         Vanguard Mid Cap Index Fund
                         Vanguard Small Cap Index Fund
                         Vanguard Small Cap Growth Index Fund
                         Vanguard Small Cap Value Index Fund
                         Vanguard Total Stock Market Index Fund
                         Vanguard Value Index Fund
                         Vanguard Large Cap Index Fund
        Vanguard Trustees Equity Fund
                         Vanguard International Value Fund
        Vanguard Money Market Reserves
                         Vanguard Federal Money Market Fund
                         Vanguard Prime Money Market Fund
        Vanguard Treasury Fund
                         Vanguard Treasury Money Market Fund

        Vanguard STAR Funds
                         Vanguard Developed Markets Index Fund
                         Vanguard Institutional Developed Markets Index Fund
                         Vanguard LifeStrategy Conservative Growth Fund
                         Vanguard LifeStrategy Growth Fund
                         Vanguard LifeStrategy Income Fund
                         Vanguard LifeStrategy Moderate Growth Fund
                         Vanguard STAR Fund
                         Vanguard Total International Stock Index Fund
        Vanguard Institutional Index Funds
                         Vanguard Institutional Index Fund
                         Vanguard Institutional Total Bond Market Index Fund
                         Vanguard Institutional Total Stock Market Index Fund

SCHEDULE la

SCHEDULE OF ELIGIBLE SECURITIES

Custodial Undertaking in Connection with Master Repurchase Agreement dated as of May 12, 2000, among The Vanguard Group, Inc., not on its own behalf, but on behalf of the registered investment companies for which The Vanguard Group, Inc. provides investment advisory or administrative services as listed in paragraph 1 of Schedule V to this Agreement, Pool 1 (Treasury)/Lehman (“Buyer”), Lehman Brothers, Inc. (“Seller”) and JPMorgan Chase Bank.

	Yes/No	Margin
U.S. TREASURIES
BILLS	Yes	102%

BONDS	Yes	102%

NOTES	Yes	102%

STRIPS	No	n/a

SYNTHETIC TREASURIES	No	n/a

(e.g. CATS, COUGRS, TIGRS)

AGENCY DEBENTURES
FAMC (Fed Agriculture Mtge Corp)	No	n/a

FCFAC (Farm Credit Finan. Asst.)	No	n/a

FFCB (Farm Credit System Banks)	No	n/a

FmHA (Farmers Home Admin.)	No	n/a

FHLB (Federal Home Loan Banks)	No	n/a

FHLMC (Federal Home Loan Mtge)	No	n/a

FICO (Financing Corporation)	No	n/a

FLBB (Federal Land Bank Bonds)	No	n/a

FNMA (Federal Nat'l Mtge Corp)	No	n/a

REFCO (Resolution Funding Corp)	No	n/a

SLMA (Student Loan Mtge Corp)	No	n/a

TVA (Tennessee Valley Authority)	No	n/a

USPS (U.S. States Postal Service)	No	n/a

AGENCY STRUCTURED NOTES	No	n/a

AGENCY FLOATING RATES	No	n/a

AGENCY CALLABLES	No	n/a

INTERNATIONAL AGENCIES
ADBB (Asian Development Bank)	No	n/a

AFDB (African Development Bank)	No	n/a

IADB (Inter-American Dev. Bank)	No	n/a

IFCO (International Finance Corp)	No	n/a

WLDB (World Bank)	No	n/a

CASH	Yes	100%

GNMA
TRUST RECEIPTS	No	n/a

GNMA I/II-SINGLE FAMILY	No	n/a

GNMA I/II-OTHERS-FIXED RATE	No	n/a

GNMA I/II OTHERS-ADJUST. RATE	No	n/a

AGENCY MORTGAGE BACKS
TRUST RECEIPTS	No	n/a

PASS THROUGHS-FIXED RATE	No	n/a

PASS THROUGHS-ADJUST. RATE	No	n/a

MBS STRIPS (IO,PO,RECOMB)	No	n/a

AGENCY REMICS/CMOS
REMIC TYPES:

RESIDUALS	No	n/a

INVERSE IO FLOATERS	No	n/a

IOettes	No	n/a

INTEREST ONLY (IO)	No	n/a

PRINCIPAL ONLY (PO)	No	n/a

INVERSE FLOATERS	No	n/a

SUPER FLOATERS	No	n/a

COMPANION FLOATERS	No	n/a

SEQUENTIAL FLOATERS	No	n/a

PAC & OTHER SEQUENTIAL FLOATERS	No	n/a

Z BONDS	No	n/a

COMPANION BONDS	No	n/a

SEQUENTIAL BONDS	No	n/a

TAC BONDS	No	n/a

PAC & OTHER SCHEDULED BONDS	No	n/a

MUNICIPAL BOND
MUNICIPAL BONDS	No	n/a

PRIVATE LABELS MBS & CMOS
MBS PASS THROUGHS	No	n/a

CMO TYPES:

RESIDUALS	No	n/a

INVERSE IO FLOATERS	No	n/a

IOettes	No	n/a

INTEREST ONLY (IO)	No	n/a

PRINCIPAL ONLY (PO)	No	n/a

INVERSE FLOATERS	No	n/a

COMPANION FLOATERS	No	n/a

SEQUENTIAL FLOATERS	No	n/a

PAC & OTHER SEQUENTIAL FLOATERS	No	n/a

Z BONDS	No	n/a

COMPANION BONDS	No	n/a

SEQUENTIAL BONDS	No	n/a

TAC BONDS	No	n/a

PAC & OTHER SCHEDULED BONDS	No	n/a

SUPER FLOATERS	No	n/a

ASSET BACKED SECURITIES

CREDIT CARD & OTHER ASSET BACKS	No	n/a

CORPORATES
INVESTMENT GRADE (>BBB-)	No	n/a

NON-INVESTMENT GRADE (<BB+)	No	n/a

MEDIUM-TERM NOTE (>BBB-)	No	n/a

MEDIUM-TERM NOTE (<BB+)	No	n/a

MONEY MARKETS

COMMERCIAL PAPER (>A1/P1)	No	n/a

COMMERCIAL PAPER (<A2/P2)	No	n/a

BANKERS ACCEPTANCE	No	n/a

CD (DOMESTIC & EURO)	No	n/a

BANK NOTES	No	n/a

Buyer acknowledges and agrees that if a class of Security contains new issues of Securities, such new issues of Securities shall be deemed to be eligible Securities.

[Buyer]

The Vanguard Group, Inc., not on its own behalf, but on behalf of the registered investment companies for which The Vanguard Group, Inc. provides investment advisory or administrative services as listed in paragraph 1 of Schedule V to this Agreement.

By: /S/ DAVID R. GLOCKE

Title: Principal

Date: June 2, 2004

[Seller]

Bank of America Securities, LLC.

By: /S/ ROBERT E. GUGLIELMO

Title: Senior Vice President

Date: June 4, 2004

Accepted:

The Bank of New York

By: /S/ ALAN MANN

Title: Vice President

Date: June 4, 2004

SCHEDULE 1b

SCHEDULE OF ELIGIBLE SECURITIES

Custodial Undertaking in Connection with Master Repurchase Agreement dated as of May 12, 2000, among The Vanguard Group, Inc., not on its own behalf, but on behalf of the registered investment companies for which The Vanguard Group, Inc. provides investment advisory or administrative services as listed in paragraph 1 of Schedule V to this Agreement, Pool 1 (Treasury & Agency)/Lehman (“Buyer”), Lehman Brothers, Inc. (“Seller”) and JPMorgan Chase Bank.

	Yes/No	Margin
U.S. TREASURIES
BILLS	Yes	102%

BONDS	Yes	102%

NOTES	Yes	102%

STRIPS	No	n/a

SYNTHETIC TREASURIES	No	n/a

(e.g. CATS, COUGRS, TIGRS)

AGENCY DEBENTURES
FAMC (Fed Agriculture Mtge Corp)	No	n/a

FCFAC (Farm Credit Finan. Asst.)	No	n/a

FFCB (Farm Credit System Banks)	Yes	103%

FmHA (Farmers Home Admin.)	No	n/a

FHLB (Federal Home Loan Banks)	Yes	103%

FHLMC (Federal Home Loan Mtge)	Yes	103%

FICO (Financing Corporation)	No	n/a

FLBB (Federal Land Bank Bonds)	No	n/a

FNMA (Federal Nat'l Mtge Corp)	Yes	103%

REFCO (Resolution Funding Corp)	No	n/a

SLMA (Student Loan Mtge Corp)	No	n/a

TVA (Tennessee Valley Authority)	No	n/a

USPS (U.S. States Postal Service)	No	n/a

AGENCY STRUCTURED NOTES	No	n/a

AGENCY FLOATING RATES	No	n/a

AGENCY CALLABLES	No	n/a

INTERNATIONAL AGENCIES
ADBB (Asian Development Bank)	No	n/a

AFDB (African Development Bank)	No	n/a

IADB (Inter-American Dev. Bank)	No	n/a

IFCO (International Finance Corp)	No	n/a

WLDB (World Bank)	No	n/a

CASH	Yes	100%

GNMA
TRUST RECEIPTS	No	n/a

GNMA I/II-SINGLE FAMILY	No	n/a

GNMA I/II-OTHERS-FIXED RATE	Yes	103%

GNMA I/II OTHERS-ADJUST. RATE	No	n/a

AGENCY MORTGAGE BACKS
TRUST RECEIPTS	No	n/a

PASS THROUGHS-FIXED RATE	Yes	103%

PASS THROUGHS-ADJUST. RATE	No	n/a

MBS STRIPS (IO,PO,RECOMB)	No	n/a

AGENCY REMICS/CMOS
REMIC TYPES:

RESIDUALS	No	n/a

INVERSE IO FLOATERS	No	n/a

IOettes	No	n/a

INTEREST ONLY (IO)	No	n/a

PRINCIPAL ONLY (PO)	No	n/a

INVERSE FLOATERS	No	n/a

SUPER FLOATERS	No	n/a

COMPANION FLOATERS	No	n/a

SEQUENTIAL FLOATERS	No	n/a

PAC & OTHER SEQUENTIAL FLOATERS	No	n/a

Z BONDS	No	n/a

COMPANION BONDS	No	n/a

SEQUENTIAL BONDS	No	n/a

TAC BONDS	No	n/a

PAC & OTHER SCHEDULED BONDS	No	n/a

MUNICIPAL BOND
MUNICIPAL BONDS	No	n/a

PRIVATE LABELS MBS & CMOS
MBS PASS THROUGHS	No	n/a

CMO TYPES:

RESIDUALS	No	n/a

INVERSE IO FLOATERS	No	n/a

IOettes	No	n/a

INTEREST ONLY (IO)	No	n/a

PRINCIPAL ONLY (PO)	No	n/a

INVERSE FLOATERS	No	n/a

COMPANION FLOATERS	No	n/a

SEQUENTIAL FLOATERS	No	n/a

PAC & OTHER SEQUENTIAL FLOATERS	No	n/a

Z BONDS	No	n/a

COMPANION BONDS	No	n/a

SEQUENTIAL BONDS	No	n/a

TAC BONDS	No	n/a

PAC & OTHER SCHEDULED BONDS	No	n/a

SUPER FLOATERS	No	n/a

ASSET BACKED SECURITIES
CREDIT CARD & OTHER ASSET BACKS	No	n/a

CORPORATES
INVESTMENT GRADE (>BBB-)	No	n/a

NON-INVESTMENT GRADE (<BB+)	No	n/a

MEDIUM-TERM NOTE (>BBB-)	No	n/a

MEDIUM-TERM NOTE (<BB+)	No	n/a

MONEY MARKETS

COMMERCIAL PAPER (>A1/P1)	No	n/a

COMMERCIAL PAPER (<A2/P2)	No	n/a

BANKERS ACCEPTANCE	No	n/a

CD (DOMESTIC & EURO)	No	n/a

BANK NOTES	No	n/a

Buyer acknowledges and agrees that if a class of Security contains new issues of Securities, such new issues of Securities shall be deemed to be eligible Securities.

[Buyer]

The Vanguard Group, Inc., not on its own behalf, but on behalf of the registered investment companies for which The Vanguard Group, Inc. provides investment advisory or administrative services as listed in paragraph 1 of Schedule V to this Agreement.

By: /S/ DAVID R. GLOCKE

Title: Principal

Date: June 2, 2004

[Seller]

Bank of America Securities, LLC.

By: /S/ ROBERT E. GUGLIELMO

Title: Senior Vice President

Date: June 4, 2004

Accepted:

The Bank of New York

By: /S/ ALAN MANN

Title: Vice President

Date: June 4, 2004

Page 16b

SCHEDULE lc

SCHEDULE OF ELIGIBLE SECURITIES

Custodial Undertaking in Connection with Master Repurchase Agreement dated as of May 12, 2000, among The Vanguard Group, Inc., not on its own behalf, but on behalf of the registered investment companies for which The Vanguard Group, Inc. provides investment advisory or administrative services as listed in paragraph 1 of Schedule V to this Agreement, Pool 2 (Treasury)/Lehman (“Buyer”), Lehman Brothers, Inc. (“Seller”) and JPMorgan Chase Bank.

	Yes/No	Margin
U.S. TREASURIES
BILLS	Yes	102%

BONDS	Yes	102%

NOTES	Yes	102%

STRIPS	No	n/a

SYNTHETIC TREASURIES	No	n/a

(e.g. CATS, COUGRS, TIGRS)

AGENCY DEBENTURES
FAMC (Fed Agriculture Mtge Corp)	No	n/a

FCFAC (Farm Credit Finan. Asst.)	No	n/a

FFCB (Farm Credit System Banks)	No	n/a

FmHA (Farmers Home Admin.)	No	n/a

FHLB (Federal Home Loan Banks)	No	n/a

FHLMC (Federal Home Loan Mtge)	No	n/a

FICO (Financing Corporation)	No	n/a

FLBB (Federal Land Bank Bonds)	No	n/a

FNMA (Federal Nat'l Mtge Corp)	No	n/a

REFCO (Resolution Funding Corp)	No	n/a

SLMA (Student Loan Mtge Corp)	No	n/a

TVA (Tennessee Valley Authority)	No	n/a

USPS (U.S. States Postal Service)	No	n/a

AGENCY STRUCTURED NOTES	No	n/a

AGENCY FLOATING RATES	No	n/a

AGENCY CALLABLES	No	n/a

INTERNATIONAL AGENCIES
ADBB (Asian Development Bank)	No	n/a

AFDB (African Development Bank)	No	n/a

IADB (Inter-American Dev. Bank)	No	n/a

IFCO (International Finance Corp)	No	n/a

WLDB (World Bank)	No	n/a

CASH	Yes	100%

GNMA
TRUST RECEIPTS	No	n/a

GNMA I/II-SINGLE FAMILY	No	n/a

GNMA I/II-OTHERS-FIXED RATE	No	n/a

GNMA I/II OTHERS-ADJUST. RATE	No	n/a

AGENCY MORTGAGE BACKS
TRUST RECEIPTS	No	n/a

PASS THROUGHS-FIXED RATE	No	n/a

PASS THROUGHS-ADJUST. RATE	No	n/a

MBS STRIPS (IO,PO,RECOMB)	No	n/a

AGENCY REMICS/CMOS
REMIC TYPES:

RESIDUALS	No	n/a

INVERSE IO FLOATERS	No	n/a

IOettes	No	n/a

INTEREST ONLY (IO)	No	n/a

PRINCIPAL ONLY (PO)	No	n/a

INVERSE FLOATERS	No	n/a

SUPER FLOATERS	No	n/a

COMPANION FLOATERS	No	n/a

SEQUENTIAL FLOATERS	No	n/a

PAC & OTHER SEQUENTIAL FLOATERS	No	n/a

Z BONDS	No	n/a

COMPANION BONDS	No	n/a

SEQUENTIAL BONDS	No	n/a

TAC BONDS	No	n/a

PAC & OTHER SCHEDULED BONDS	No	n/a

MUNICIPAL BOND
MUNICIPAL BONDS	No	n/a

PRIVATE LABELS MBS & CMOS
MBS PASS THROUGHS	No	n/a

CMO TYPES:

RESIDUALS	No	n/a

INVERSE IO FLOATERS	No	n/a

IOettes	No	n/a

INTEREST ONLY (IO)	No	n/a

PRINCIPAL ONLY (PO)	No	n/a

INVERSE FLOATERS	No	n/a

COMPANION FLOATERS	No	n/a

SEQUENTIAL FLOATERS	No	n/a

PAC & OTHER SEQUENTIAL FLOATERS	No	n/a

Z BONDS	No	n/a

COMPANION BONDS	No	n/a

SEQUENTIAL BONDS	No	n/a

TAC BONDS	No	n/a

PAC & OTHER SCHEDULED BONDS	No	n/a

SUPER FLOATERS	No	n/a

ASSET BACKED SECURITIES

CREDIT CARD & OTHER ASSET BACKS	No	n/a

CORPORATES
INVESTMENT GRADE (>BBB-)	No	n/a

NON-INVESTMENT GRADE (<BB+)	No	n/a

MEDIUM-TERM NOTE (>BBB-)	No	n/a

MEDIUM-TERM NOTE (<BB+)	No	n/a

MONEY MARKETS

COMMERCIAL PAPER (>A1/P1)	No	n/a

COMMERCIAL PAPER (<A2/P2)	No	n/a

BANKERS ACCEPTANCE	No	n/a

CD (DOMESTIC & EURO)	No	n/a

BANK NOTES	No	n/a

Buyer acknowledges and agrees that if a class of Security contains new issues of Securities, such new issues of Securities shall be deemed to be eligible Securities.

[Buyer]

The Vanguard Group, Inc., not on its own behalf, but on behalf of the registered investment companies for which The Vanguard Group, Inc. provides investment advisory or administrative services as listed in paragraph 1 of Schedule V to this Agreement.

By: /S/ DAVID R. GLOCKE

Title: Principal

Date: June 2, 2004

[Seller]

Bank of America Securities, LLC.

By: /S/ ROBERT E. GUGLIELMO

Title: Senior Vice President

Date: June 4, 2004

Accepted:

The Bank of New York

By: /S/ ALAN MANN

Title: Vice President

Date: June 4, 2004

Page 16c

SCHEDULE Id

SCHEDULE OF ELIGIBLE SECURITIES

Custodial Undertaking in Connection with Master Repurchase Agreement dated as of May 12, 2000, among The Vanguard Group, Inc., not on its own behalf, but on behalf of the registered investment companies for which The Vanguard Group, Inc. provides investment advisory or administrative services as listed in paragraph 1 of Schedule V to this Agreement, Pool 2 (Treasury & Agency)/Lehman (“Buyer”), Lehman Brothers, Inc. (“Seller”) and JPMorgan Chase Bank.

	Yes/No	Margin
U.S. TREASURIES
BILLS	Yes	102%

BONDS	Yes	102%

NOTES	Yes	102%

STRIPS	No	n/a

SYNTHETIC TREASURIES	No	n/a

(e.g. CATS, COUGRS, TIGRS)

AGENCY DEBENTURES
FAMC (Fed Agriculture Mtge Corp)	No	n/a

FCFAC (Farm Credit Finan. Asst.)	No	n/a

FFCB (Farm Credit System Banks)	Yes	103%

FmHA (Farmers Home Admin.)	No	n/a

FHLB (Federal Home Loan Banks)	Yes	103%

FHLMC (Federal Home Loan Mtge)	Yes	103%

FICO (Financing Corporation)	No	n/a

FLBB (Federal Land Bank Bonds)	No	n/a

FNMA (Federal Nat'l Mtge Corp)	Yes	103%

REFCO (Resolution Funding Corp)	No	n/a

SLMA (Student Loan Mtge Corp)	No	n/a

TVA (Tennessee Valley Authority)	No	n/a

USPS (U.S. States Postal Service)	No	n/a

AGENCY STRUCTURED NOTES	No	n/a

AGENCY FLOATING RATES	No	n/a

AGENCY CALLABLES	No	n/a

INTERNATIONAL AGENCIES
ADBB (Asian Development Bank)	No	n/a

AFDB (African Development Bank)	No	n/a

IADB (Inter-American Dev. Bank)	No	n/a

IFCO (International Finance Corp)	No	n/a

WLDB (World Bank)	No	n/a

CASH	Yes	100%

GNMA
TRUST RECEIPTS	No	n/a

GNMA I/II-SINGLE FAMILY	No	n/a

GNMA I/II-OTHERS-FIXED RATE	Yes	103%

GNMA I/II OTHERS-ADJUST. RATE	No	n/a

AGENCY MORTGAGE BACKS
TRUST RECEIPTS	No	n/a

PASS THROUGHS-FIXED RATE	Yes	103%

PASS THROUGHS-ADJUST. RATE	No	n/a

MBS STRIPS (IO,PO,RECOMB)	No	n/a

AGENCY REMICS/CMOS
REMIC TYPES:

RESIDUALS	No	n/a

INVERSE IO FLOATERS	No	n/a

IOettes	No	n/a

INTEREST ONLY (IO)	No	n/a

PRINCIPAL ONLY (PO)	No	n/a

INVERSE FLOATERS	No	n/a

SUPER FLOATERS	No	n/a

COMPANION FLOATERS	No	n/a

SEQUENTIAL FLOATERS	No	n/a

PAC & OTHER SEQUENTIAL FLOATERS	No	n/a

Z BONDS	No	n/a

COMPANION BONDS	No	n/a

SEQUENTIAL BONDS	No	n/a

TAC BONDS	No	n/a

PAC & OTHER SCHEDULED BONDS	No	n/a

MUNICIPAL BOND
MUNICIPAL BONDS	No	n/a

PRIVATE LABELS MBS & CMOS
MBS PASS THROUGHS	No	n/a

CMO TYPES:

RESIDUALS	No	n/a

INVERSE IO FLOATERS	No	n/a

IOettes	No	n/a

INTEREST ONLY (IO)	No	n/a

PRINCIPAL ONLY (PO)	No	n/a

INVERSE FLOATERS	No	n/a

COMPANION FLOATERS	No	n/a

SEQUENTIAL FLOATERS	No	n/a

PAC & OTHER SEQUENTIAL FLOATERS	No	n/a

Z BONDS	No	n/a

COMPANION BONDS	No	n/a

SEQUENTIAL BONDS	No	n/a

TAC BONDS	No	n/a

PAC & OTHER SCHEDULED BONDS	No	n/a

SUPER FLOATERS	No	n/a

ASSET BACKED SECURITIES
CREDIT CARD & OTHER ASSET BACKS	No	n/a

CORPORATES
INVESTMENT GRADE (>BBB-)	No	n/a

NON-INVESTMENT GRADE (<BB+)	No	n/a

MEDIUM-TERM NOTE (>BBB-)	No	n/a

MEDIUM-TERM NOTE (<BB+)	No	n/a

MONEY MARKETS

COMMERCIAL PAPER (>A1/P1)	No	n/a

COMMERCIAL PAPER (<A2/P2)	No	n/a

BANKERS ACCEPTANCE	No	n/a

CD (DOMESTIC & EURO)	No	n/a

BANK NOTES	No	n/a

Buyer acknowledges and agrees that if a class of Security contains new issues of Securities, such new issues of Securities shall be deemed to be eligible Securities.

[Buyer]

The Vanguard Group, Inc., not on its own behalf, but on behalf of the registered investment companies for which The Vanguard Group, Inc. provides investment advisory or administrative services as listed in paragraph 1 of Schedule V to this Agreement.

By: /S/ DAVID R. GLOCKE

Title: Principal

Date: June 2, 2004

[Seller]

Bank of America Securities, LLC.

By: /S/ ROBERT E. GUGLIELMO

Title: Senior Vice President

Date: June 4, 2004

Accepted:

The Bank of New York

By: /S/ ALAN MANN

Title: Vice President

Date: June 4, 2004

Page 16d

SCHEDULE le

SCHEDULE OF ELIGIBLE SECURITIES

Custodial Undertaking in Connection with Master Repurchase Agreement dated as of May 12, 2000, among The Vanguard Group, Inc., not on its own behalf, but on behalf of the registered investment companies for which The Vanguard Group, Inc. provides investment advisory or administrative services as listed in paragraph 1 of Schedule V to this Agreement, Vanguard Market Liquidity Fund (Treasury)/Lehman (“Buyer”), Lehman Brothers, Inc. (“Seller”) and JPMorgan Chase Bank.

	Yes/No	Margin
U.S. TREASURIES
BILLS	Yes	102%

BONDS	Yes	102%

NOTES	Yes	102%

STRIPS	No	n/a

SYNTHETIC TREASURIES	No	n/a

(e.g. CATS, COUGRS, TIGRS)

AGENCY DEBENTURES
FAMC (Fed Agriculture Mtge Corp)	No	n/a

FCFAC (Farm Credit Finan. Asst.)	No	n/a

FFCB (Farm Credit System Banks)	No	n/a

FmHA (Farmers Home Admin.)	No	n/a

FHLB (Federal Home Loan Banks)	No	n/a

FHLMC (Federal Home Loan Mtge)	No	n/a

FICO (Financing Corporation)	No	n/a

FLBB (Federal Land Bank Bonds)	No	n/a

FNMA (Federal Nat'l Mtge Corp)	No	n/a

REFCO (Resolution Funding Corp)	No	n/a

SLMA (Student Loan Mtge Corp)	No	n/a

TVA (Tennessee Valley Authority)	No	n/a

USPS (U.S. States Postal Service)	No	n/a

AGENCY STRUCTURED NOTES	No	n/a

AGENCY FLOATING RATES	No	n/a

AGENCY CALLABLES	No	n/a

INTERNATIONAL AGENCIES
ADBB (Asian Development Bank)	No	n/a

AFDB (African Development Bank)	No	n/a

IADB (Inter-American Dev. Bank)	No	n/a

IFCO (International Finance Corp)	No	n/a

WLDB (World Bank)	No	n/a

CASH	Yes	100%

GNMA
TRUST RECEIPTS	No	n/a

GNMA I/II-SINGLE FAMILY	No	n/a

GNMA I/II-OTHERS-FIXED RATE	No	n/a

GNMA I/II OTHERS-ADJUST. RATE	No	n/a

AGENCY MORTGAGE BACKS
TRUST RECEIPTS	No	n/a

PASS THROUGHS-FIXED RATE	No	n/a

PASS THROUGHS-ADJUST. RATE	No	n/a

MBS STRIPS (IO,PO,RECOMB)	No	n/a

AGENCY REMICS/CMOS
REMIC TYPES:

RESIDUALS	No	n/a

INVERSE IO FLOATERS	No	n/a

IOettes	No	n/a

INTEREST ONLY (IO)	No	n/a

PRINCIPAL ONLY (PO)	No	n/a

INVERSE FLOATERS	No	n/a

SUPER FLOATERS	No	n/a

COMPANION FLOATERS	No	n/a

SEQUENTIAL FLOATERS	No	n/a

PAC & OTHER SEQUENTIAL FLOATERS	No	n/a

Z BONDS	No	n/a

COMPANION BONDS	No	n/a

SEQUENTIAL BONDS	No	n/a

TAC BONDS	No	n/a

PAC & OTHER SCHEDULED BONDS	No	n/a

MUNICIPAL BOND
MUNICIPAL BONDS	No	n/a

PRIVATE LABELS MBS & CMOS
MBS PASS THROUGHS	No	n/a

CMO TYPES:

RESIDUALS	No	n/a

INVERSE IO FLOATERS	No	n/a

IOettes	No	n/a

INTEREST ONLY (IO)	No	n/a

PRINCIPAL ONLY (PO)	No	n/a

INVERSE FLOATERS	No	n/a

COMPANION FLOATERS	No	n/a

SEQUENTIAL FLOATERS	No	n/a

PAC & OTHER SEQUENTIAL FLOATERS	No	n/a

Z BONDS	No	n/a

COMPANION BONDS	No	n/a

SEQUENTIAL BONDS	No	n/a

TAC BONDS	No	n/a

PAC & OTHER SCHEDULED BONDS	No	n/a

SUPER FLOATERS	No	n/a

ASSET BACKED SECURITIES

CREDIT CARD & OTHER ASSET BACKS	No	n/a

CORPORATES
INVESTMENT GRADE (>BBB-)	No	n/a

NON-INVESTMENT GRADE (<BB+)	No	n/a

MEDIUM-TERM NOTE (>BBB-)	No	n/a

MEDIUM-TERM NOTE (<BB+)	No	n/a

MONEY MARKETS

COMMERCIAL PAPER (>A1/P1)	No	n/a

COMMERCIAL PAPER (<A2/P2)	No	n/a

BANKERS ACCEPTANCE	No	n/a

CD (DOMESTIC & EURO)	No	n/a

BANK NOTES	No	n/a

Buyer acknowledges and agrees that if a class of Security contains new issues of Securities, such new issues of Securities shall be deemed to be eligible Securities.

[Buyer]

The Vanguard Group, Inc., not on its own behalf, but on behalf of the registered investment companies for which The Vanguard Group, Inc. provides investment advisory or administrative services as listed in paragraph 1 of Schedule V to this Agreement.

By: /S/ DAVID R. GLOCKE

Title: Principal

Date: June 2, 2004

[Seller]

Bank of America Securities, LLC.

By: /S/ ROBERT E. GUGLIELMO

Title: Senior Vice President

Date: June 4, 2004

Accepted:

The Bank of New York

By: /S/ ALAN MANN

Title: Vice President

Date: June 4, 2004

Page 16e

SCHEDULE If

SCHEDULE OF ELIGIBLE SECURITIES

Custodial Undertaking in Connection with Master Repurchase Agreement dated as of May 12, 2000, among The Vanguard Group, Inc., not on its own behalf, but on behalf of the registered investment companies for which The Vanguard Group, Inc. provides investment advisory or administrative services as listed in paragraph 1 of Schedule V to this Agreement, Vanguard Market Liquidity Fund (Treasury & Agency)/Lehman (“Buyer”), Lehman Brothers, Inc. (“Seller”) and JPMorgan Chase Bank.

	Yes/No	Margin
U.S. TREASURIES
BILLS	Yes	102%

BONDS	Yes	102%

NOTES	Yes	102%

STRIPS	No	n/a

SYNTHETIC TREASURIES	No	n/a

(e.g. CATS, COUGRS, TIGRS)

AGENCY DEBENTURES
FAMC (Fed Agriculture Mtge Corp)	No	n/a

FCFAC (Farm Credit Finan. Asst.)	No	n/a

FFCB (Farm Credit System Banks)	Yes	103%

FmHA (Farmers Home Admin.)	No	n/a

FHLB (Federal Home Loan Banks)	Yes	103%

FHLMC (Federal Home Loan Mtge)	Yes	103%

FICO (Financing Corporation)	No	n/a

FLBB (Federal Land Bank Bonds)	No	n/a

FNMA (Federal Nat'l Mtge Corp)	Yes	103%

REFCO (Resolution Funding Corp)	No	n/a

SLMA (Student Loan Mtge Corp)	No	n/a

TVA (Tennessee Valley Authority)	No	n/a

USPS (U.S. States Postal Service)	No	n/a

AGENCY STRUCTURED NOTES	No	n/a

AGENCY FLOATING RATES	No	n/a

AGENCY CALLABLES	No	n/a

INTERNATIONAL AGENCIES
ADBB (Asian Development Bank)	No	n/a

AFDB (African Development Bank)	No	n/a

IADB (Inter-American Dev. Bank)	No	n/a

IFCO (International Finance Corp)	No	n/a

WLDB (World Bank)	No	n/a

CASH	Yes	100%

GNMA
TRUST RECEIPTS	No	n/a

GNMA I/II-SINGLE FAMILY	No	n/a

GNMA I/II-OTHERS-FIXED RATE	Yes	103%

GNMA I/II OTHERS-ADJUST. RATE	No	n/a

AGENCY MORTGAGE BACKS
TRUST RECEIPTS	No	n/a

PASS THROUGHS-FIXED RATE	Yes	103%

PASS THROUGHS-ADJUST. RATE	No	n/a

MBS STRIPS (IO,PO,RECOMB)	No	n/a

AGENCY REMICS/CMOS
REMIC TYPES:

RESIDUALS	No	n/a

INVERSE IO FLOATERS	No	n/a

IOettes	No	n/a

INTEREST ONLY (IO)	No	n/a

PRINCIPAL ONLY (PO)	No	n/a

INVERSE FLOATERS	No	n/a

SUPER FLOATERS	No	n/a

COMPANION FLOATERS	No	n/a

SEQUENTIAL FLOATERS	No	n/a

PAC & OTHER SEQUENTIAL FLOATERS	No	n/a

Z BONDS	No	n/a

COMPANION BONDS	No	n/a

SEQUENTIAL BONDS	No	n/a

TAC BONDS	No	n/a

PAC & OTHER SCHEDULED BONDS	No	n/a

MUNICIPAL BOND
MUNICIPAL BONDS	No	n/a

PRIVATE LABELS MBS & CMOS
MBS PASS THROUGHS	No	n/a

CMO TYPES:

RESIDUALS	No	n/a

INVERSE IO FLOATERS	No	n/a

IOettes	No	n/a

INTEREST ONLY (IO)	No	n/a

PRINCIPAL ONLY (PO)	No	n/a

INVERSE FLOATERS	No	n/a

COMPANION FLOATERS	No	n/a

SEQUENTIAL FLOATERS	No	n/a

PAC & OTHER SEQUENTIAL FLOATERS	No	n/a

Z BONDS	No	n/a

COMPANION BONDS	No	n/a

SEQUENTIAL BONDS	No	n/a

TAC BONDS	No	n/a

PAC & OTHER SCHEDULED BONDS	No	n/a

SUPER FLOATERS	No	n/a

ASSET BACKED SECURITIES
CREDIT CARD & OTHER ASSET BACKS	No	n/a

CORPORATES
INVESTMENT GRADE (>BBB-)	No	n/a

NON-INVESTMENT GRADE (<BB+)	No	n/a

MEDIUM-TERM NOTE (>BBB-)	No	n/a

MEDIUM-TERM NOTE (<BB+)	No	n/a

MONEY MARKETS

COMMERCIAL PAPER (>A1/P1)	No	n/a

COMMERCIAL PAPER (<A2/P2)	No	n/a

BANKERS ACCEPTANCE	No	n/a

CD (DOMESTIC & EURO)	No	n/a

BANK NOTES	No	n/a

Buyer acknowledges and agrees that if a class of Security contains new issues of Securities, such new issues of Securities shall be deemed to be eligible Securities.

[Buyer]

The Vanguard Group, Inc., not on its own behalf, but on behalf of the registered investment companies for which The Vanguard Group, Inc. provides investment advisory or administrative services as listed in paragraph 1 of Schedule V to this Agreement.

By: /S/ DAVID R. GLOCKE

Title: Principal

Date: June 2, 2004

[Seller]

Bank of America Securities, LLC.

By: /S/ ROBERT E. GUGLIELMO

Title: Senior Vice President

Date: June 4, 2004

Accepted:

The Bank of New York

By: /S/ ALAN MANN

Title: Vice President

Date: June 4, 2004

SCHEDULE lg

SCHEDULE OF ELIGIBLE SECURITlES

Custodial Undertaking in Connection with Master Repurchase Agreement dated as of May 12, 2000, among The Vanguard Group, Inc., not on its own behalf, but on behalf of the registered investment companies for which The Vanguard Group, Inc. provides investment advisory or administrative services as listed in paragraph I of Schedule V to this Agreement, Vanguard Yorktown Liquidity Fund (Treasury)/Lehman (“Buyer”), Lehman Brothers, Inc. (“Seller”) and JPMorgan Chase Bank.

	Yes/No	Margin
U.S. TREASURIES
BILLS	Yes	102%

BONDS	Yes	102%

NOTES	Yes	102%

STRIPS	No	n/a

SYNTHETIC TREASURIES	No	n/a

(e.g. CATS, COUGRS, TIGRS)

AGENCY DEBENTURES
FAMC (Fed Agriculture Mtge Corp)	No	n/a

FCFAC (Farm Credit Finan. Asst.)	No	n/a

FFCB (Farm Credit System Banks)	No	n/a

FmHA (Farmers Home Admin.)	No	n/a

FHLB (Federal Home Loan Banks)	No	n/a

FHLMC (Federal Home Loan Mtge)	No	n/a

FICO (Financing Corporation)	No	n/a

FLBB (Federal Land Bank Bonds)	No	n/a

FNMA (Federal Nat'l Mtge Corp)	No	n/a

REFCO (Resolution Funding Corp)	No	n/a

SLMA (Student Loan Mtge Corp)	No	n/a

TVA (Tennessee Valley Authority)	No	n/a

USPS (U.S. States Postal Service)	No	n/a

AGENCY STRUCTURED NOTES	No	n/a

AGENCY FLOATING RATES	No	n/a

AGENCY CALLABLES	No	n/a

INTERNATIONAL AGENCIES
ADBB (Asian Development Bank)	No	n/a

AFDB (African Development Bank)	No	n/a

IADB (Inter-American Dev. Bank)	No	n/a

IFCO (International Finance Corp)	No	n/a

WLDB (World Bank)	No	n/a

CASH	Yes	100%

GNMA
TRUST RECEIPTS	No	n/a

GNMA I/II-SINGLE FAMILY	No	n/a

GNMA I/II-OTHERS-FIXED RATE	No	n/a

GNMA I/II OTHERS-ADJUST. RATE	No	n/a

AGENCY MORTGAGE BACKS
TRUST RECEIPTS	No	n/a

PASS THROUGHS-FIXED RATE	No	n/a

PASS THROUGHS-ADJUST. RATE	No	n/a

MBS STRIPS (IO,PO,RECOMB)	No	n/a

AGENCY REMICS/CMOS
REMIC TYPES:

RESIDUALS	No	n/a

INVERSE IO FLOATERS	No	n/a

IOettes	No	n/a

INTEREST ONLY (IO)	No	n/a

PRINCIPAL ONLY (PO)	No	n/a

INVERSE FLOATERS	No	n/a

SUPER FLOATERS	No	n/a

COMPANION FLOATERS	No	n/a

SEQUENTIAL FLOATERS	No	n/a

PAC & OTHER SEQUENTIAL FLOATERS	No	n/a

Z BONDS	No	n/a

COMPANION BONDS	No	n/a

SEQUENTIAL BONDS	No	n/a

TAC BONDS	No	n/a

PAC & OTHER SCHEDULED BONDS	No	n/a

MUNICIPAL BOND
MUNICIPAL BONDS	No	n/a

PRIVATE LABELS MBS & CMOS
MBS PASS THROUGHS	No	n/a

CMO TYPES:

RESIDUALS	No	n/a

INVERSE IO FLOATERS	No	n/a

IOettes	No	n/a

INTEREST ONLY (IO)	No	n/a

PRINCIPAL ONLY (PO)	No	n/a

INVERSE FLOATERS	No	n/a

COMPANION FLOATERS	No	n/a

SEQUENTIAL FLOATERS	No	n/a

PAC & OTHER SEQUENTIAL FLOATERS	No	n/a

Z BONDS	No	n/a

COMPANION BONDS	No	n/a

SEQUENTIAL BONDS	No	n/a

TAC BONDS	No	n/a

PAC & OTHER SCHEDULED BONDS	No	n/a

SUPER FLOATERS	No	n/a

ASSET BACKED SECURITIES

CREDIT CARD & OTHER ASSET BACKS	No	n/a

CORPORATES
INVESTMENT GRADE (>BBB-)	No	n/a

NON-INVESTMENT GRADE (<BB+)	No	n/a

MEDIUM-TERM NOTE (>BBB-)	No	n/a

MEDIUM-TERM NOTE (<BB+)	No	n/a

MONEY MARKETS

COMMERCIAL PAPER (>A1/P1)	No	n/a

COMMERCIAL PAPER (<A2/P2)	No	n/a

BANKERS ACCEPTANCE	No	n/a

CD (DOMESTIC & EURO)	No	n/a

BANK NOTES	No	n/a

Buyer acknowledges and agrees that if a class of Security contains new issues of Securities, such new issues of Securities shall be deemed to be eligible Securities.

[Buyer]

The Vanguard Group, Inc., not on its own behalf, but on behalf of the registered investment companies for which The Vanguard Group, Inc. provides investment advisory or administrative services as listed in paragraph 1 of Schedule V to this Agreement.

By: /S/ DAVID R. GLOCKE

Title: Principal

Date: June 2, 2004

[Seller]

Bank of America Securities, LLC.

By: /S/ ROBERT E. GUGLIELMO

Title: Senior Vice President

Date: June 4, 2004

Accepted:

The Bank of New York

By: /S/ ALAN MANN

Title: Vice President

Date: June 4, 2004

Page 16g

SCHEDULE 1h

SCHEDULE OF ELIGIBLE SECURITIES

Custodial Undertaking in Connection with Master Repurchase Agreement dated as of May 12, 2000, among The Vanguard Group, Inc., not on its own behalf, but on behalf of the registered investment companies for which The Vanguard Group, Inc. provides investment advisory or administrative services as listed in paragraph 1 of Schedule V to this Agreement, Vanguard Yorktown Liquidity Fund (Treasury & Agency)/Lehman (“Buyer”), Lehman Brothers, Inc. (“Seller”) and JPMorgan Chase Bank.

	Yes/No	Margin
U.S. TREASURIES
BILLS	Yes	102%

BONDS	Yes	102%

NOTES	Yes	102%

STRIPS	No	n/a

SYNTHETIC TREASURIES	No	n/a

(e.g. CATS, COUGRS, TIGRS)

AGENCY DEBENTURES
FAMC (Fed Agriculture Mtge Corp)	No	n/a

FCFAC (Farm Credit Finan. Asst.)	No	n/a

FFCB (Farm Credit System Banks)	Yes	103%

FmHA (Farmers Home Admin.)	No	n/a

FHLB (Federal Home Loan Banks)	Yes	103%

FHLMC (Federal Home Loan Mtge)	Yes	103%

FICO (Financing Corporation)	No	n/a

FLBB (Federal Land Bank Bonds)	No	n/a

FNMA (Federal Nat'l Mtge Corp)	Yes	103%

REFCO (Resolution Funding Corp)	No	n/a

SLMA (Student Loan Mtge Corp)	No	n/a

TVA (Tennessee Valley Authority)	No	n/a

USPS (U.S. States Postal Service)	No	n/a

AGENCY STRUCTURED NOTES	No	n/a

AGENCY FLOATING RATES	No	n/a

AGENCY CALLABLES	No	n/a

INTERNATIONAL AGENCIES
ADBB (Asian Development Bank)	No	n/a

AFDB (African Development Bank)	No	n/a

IADB (Inter-American Dev. Bank)	No	n/a

IFCO (International Finance Corp)	No	n/a

WLDB (World Bank)	No	n/a

CASH	Yes	100%

GNMA
TRUST RECEIPTS	No	n/a

GNMA I/II-SINGLE FAMILY	No	n/a

GNMA I/II-OTHERS-FIXED RATE	Yes	103%

GNMA I/II OTHERS-ADJUST. RATE	No	n/a

AGENCY MORTGAGE BACKS
TRUST RECEIPTS	No	n/a

PASS THROUGHS-FIXED RATE	Yes	103%

PASS THROUGHS-ADJUST. RATE	No	n/a

MBS STRIPS (IO,PO,RECOMB)	No	n/a

AGENCY REMICS/CMOS
REMIC TYPES:

RESIDUALS	No	n/a

INVERSE IO FLOATERS	No	n/a

IOettes	No	n/a

INTEREST ONLY (IO)	No	n/a

PRINCIPAL ONLY (PO)	No	n/a

INVERSE FLOATERS	No	n/a

SUPER FLOATERS	No	n/a

COMPANION FLOATERS	No	n/a

SEQUENTIAL FLOATERS	No	n/a

PAC & OTHER SEQUENTIAL FLOATERS	No	n/a

Z BONDS	No	n/a

COMPANION BONDS	No	n/a

SEQUENTIAL BONDS	No	n/a

TAC BONDS	No	n/a

PAC & OTHER SCHEDULED BONDS	No	n/a

MUNICIPAL BOND
MUNICIPAL BONDS	No	n/a

PRIVATE LABELS MBS & CMOS
MBS PASS THROUGHS	No	n/a

CMO TYPES:

RESIDUALS	No	n/a

INVERSE IO FLOATERS	No	n/a

IOettes	No	n/a

INTEREST ONLY (IO)	No	n/a

PRINCIPAL ONLY (PO)	No	n/a

INVERSE FLOATERS	No	n/a

COMPANION FLOATERS	No	n/a

SEQUENTIAL FLOATERS	No	n/a

PAC & OTHER SEQUENTIAL FLOATERS	No	n/a

Z BONDS	No	n/a

COMPANION BONDS	No	n/a

SEQUENTIAL BONDS	No	n/a

TAC BONDS	No	n/a

PAC & OTHER SCHEDULED BONDS	No	n/a

SUPER FLOATERS	No	n/a

ASSET BACKED SECURITIES
CREDIT CARD & OTHER ASSET BACKS	No	n/a

CORPORATES
INVESTMENT GRADE (>BBB-)	No	n/a

NON-INVESTMENT GRADE (<BB+)	No	n/a

MEDIUM-TERM NOTE (>BBB-)	No	n/a

MEDIUM-TERM NOTE (<BB+)	No	n/a

MONEY MARKETS

COMMERCIAL PAPER (>A1/P1)	No	n/a

COMMERCIAL PAPER (<A2/P2)	No	n/a

BANKERS ACCEPTANCE	No	n/a

CD (DOMESTIC & EURO)	No	n/a

BANK NOTES	No	n/a

Buyer acknowledges and agrees that if a class of Security contains new issues of Securities, such new issues of Securities shall be deemed to be eligible Securities.

[Buyer]

The Vanguard Group, Inc., not on its own behalf, but on behalf of the registered investment companies for which The Vanguard Group, Inc. provides investment advisory or administrative services as listed in paragraph 1 of Schedule V to this Agreement.

By: /S/ DAVID R. GLOCKE

Title: Principal

Date: June 2, 2004

[Seller]

Bank of America Securities, LLC.

By: /S/ ROBERT E. GUGLIELMO

Title: Senior Vice President

Date: June 4, 2004

Accepted:

The Bank of New York

By: /S/ ALAN MANN

Title: Vice President

Date: June 4, 2004

Page 16h

AMENDMENT 1 TO SCHEDULE V

        This Amendment, dated June 23,2004, serve to update Schedule V to the Custodial Undertaking in Connection with Master Repurchase Agreement dated as of May 12,2000, between Lehman Brothers, Inc., The Vanguard Group, Inc., and JPMorgan Chase Bank.

        1.       This Agreement is entered into by The Vanguard Group, Inc., not on its own behalf, but on behalf of the following registered investment companies for which it provides investment advisory or administrative services:

                       Vanguard Admiral Funds
                       Vanguard Admiral Treasury Money Market Fund
        Vanguard Balanced Index Funds
                       Vanguard Balanced Index Fund
        Vanguard Bond Index Funds
                       Vanguard Intermediate-Term Bond Index Fund
                       Vanguard Long-Term Bond Index Fund
                       Vanguard Short-Term Bond Index Fund
                       Vanguard Total Bond Market Index Fund
        Vanguard CMT Funds
                       Vanguard Market Liquidity Fund
                       Vanguard Yorktown Liquidity Fund
                       Vanguard Municipal Cash Management Fund
                       Vanguard Short Duration Liquidity Fund
        Vanguard Chester Funds
                       Vanguard PRIMECAP Fund
                       Vanguard Target Retirement Income Fund
                       Vanguard Target Retirement 2005 Fund
                       Vanguard Target Retirement 2015 Fund
                       Vanguard Target Retirement 2025 Fund
                       Vanguard Target Retirement 2035 Fund
                       Vanguard Target Retirement 2045 Fund
        Vanguard Convertible Securities Fund
                       Vanguard Convertible Securities Fund
        Vanguard Explorer Fund
                       Vanguard Explorer Fund
        Vanguard Fenway Funds
                       Vanguard Equity Income Fund
                       Vanguard Growth Equity Fund
        Vanguard Fixed Income Securities Funds
                       Vanguard GNMA Fund
                       Vanguard High-Yield Corporate Fund
                       Vanguard Inflation Protected Securities Fund
                       Vanguard Intermediate-Term Corporate Fund
                       Vanguard Intermediate-Term Treasury Fund
                       Vanguard Long-Term Corporate Fund
                       Vanguard Long-Term Treasury Fund
                       Vanguard Short-Term Corporate Fund
                       Vanguard Short-Term Federal Fund
                       Vanguard Short-Term Treasury Fund
        Vanguard Horizon Funds
                       Vanguard Capital Opportunity Fund
                       Vanguard Global Equity Fund

                         Vanguard Strategic Equity Fund
        Vanguard International Equity Index Funds
                         Vanguard Emerging Markets Stock Index Fund
                         Vanguard European Stock Index Fund
                         Vanguard Pacific Stock Index Fund
        Vanguard Malvern Funds
                         Vanguard Asset Allocation Fund
                         Vanguard Capital Value Fund
                         Vanguard U.S. Value Fund
        Vanguard Morgan Growth Fund
                         Vanguard Morgan Growth Fund
        Vanguard Quantitative Funds
                         Vanguard Growth and Income Fund
        Vanguard Specialized Funds
                         Vanguard Energy Fund
                         Vanguard Health Care Fund
                         Vanguard Precious Metals and Mining Fund
                         Vanguard REIT Index Fund
                         Vanguard Dividend Growth Fund
        Vanguard Tax-Managed Funds
                         Vanguard Tax-Managed Balanced Fund
                         Vanguard Tax-Managed Capital Appreciation Fund
                         Vanguard Tax-Managed Growth and Income Fund
                         Vanguard Tax-Managed International Fund
                         Vanguard Tax-Managed Small Cap Fund
        Vanguard Wellesley Income Fund
                         Vanguard Wellesley Income Fund
        Vanguard Wellington Fund
                         Vanguard Wellington Fund
        Vanguard Whitehall Funds
                         Vanguard International Explorer Fund
                         Vanguard Mid-Cap Growth Fund
                         Vanguard Selected Value Fund
        Vanguard New York Tax-Free Funds
                         Vanguard New York Long-Term Tax-Exempt Fund
                         Vanguard New York Tax-Exempt Money Market Fund
        Vanguard Ohio Tax-Free Funds
                         Vanguard Ohio Long-Term Tax-Exempt Fund
                         Vanguard Ohio Tax-Exempt Money Market Fund
        Vanguard Pennsylvania Tax-Free Funds
                         Vanguard Pennsylvania Long-Term Tax-Exempt Fund
                         Vanguard Pennsylvania Tax-Exempt Money Market Fund
        Vanguard California Tax-Free Funds
                         Vanguard California Intermediate-Term Tax-Exempt Fund
                         Vanguard California Long-Term Tax-Exempt Fund
                         Vanguard California Tax-Exempt Money Market Fund
        Vanguard Florida Tax-Free Funds
                         Vanguard Florida Long-Term Tax-Exempt Fund
        Vanguard New Jersey Tax-Free Funds
                         Vanguard New Jersey Long-Term Tax-Exempt Fund
                         Vanguard New Jersey Tax-Exempt Money Market Fund
        Vanguard Massachusetts Tax-Exempt Funds
                         Vanguard Massachusetts Tax-Exempt Fund
        Vanguard Municipal Bond Funds
                         Vanguard High-Yield Tax-Exempt Fund
                         Vanguard Insured Long-Term Tax-Exempt Fund

                         Vanguard Intermediate-Term Tax-Exempt Fund
                         Vanguard Limited-Term Tax-Exempt Fund
                         Vanguard Long-Term Tax-Exempt Fund
                         Vanguard Short-Term Tax-Exempt Fund
                         Vanguard Tax-Exempt Money Market Fund
        Vanguard Windsor Funds
                         Vanguard Windsor Fund
                         Vanguard Windsor II Fund
        Vanguard World Fund
                         Vanguard Calvert Social Index Fund
                         Vanguard International Growth Fund
                         Vanguard U.S. Growth Fund
                         Vanguard Consumer Discretionary Index Fund
                         Vanguard Consumer Staples Index Fund
                         Vanguard Energy Index Fund
                         Vanguard Financials Index Fund
                         Vanguard Health Care Index Fund
                         Vanguard Industrials Index Fund
                         Vanguard Information Technology Index Fund
                         Vanguard Materials Index Fund
                         Vanguard Telecommunication Services Index Fund
                         Vanguard Utilities Index Fund
        Vanguard Variable Insurance Fund
                         Balanced Portfolio
                         Capital Growth Portfolio
                         Diversified Value Portfolio
                         Equity Income Portfolio
                         Equity Index Portfolio
                         Growth Portfolio
                         High-Yield Bond Portfolio
                         International Portfolio
                         Mid-Cap Index Portfolio
                         Money Market Portfolio
                         REIT Index Portfolio
                         Short-Term Corporate Portfolio
                         Small Company Growth Portfolio
                         Total Bond Market Index
                         Total Stock Market Index
        Vanguard Index Funds
                         Vanguard 500 Index Fund
                         Vanguard Extended Market Index Fund
                         Vanguard Growth Index Fund
                         Vanguard Mid Cap Index Fund
                         Vanguard Small Cap Index Fund
                         Vanguard Small Cap Growth Index Fund
                         Vanguard Small Cap Value Index Fund
                         Vanguard Total Stock Market Index Fund
                         Vanguard Value Index Fund
                         Vanguard Large Cap Index Fund
        Vanguard Trustees Equity Fund
                         Vanguard International Value Fund
        Vanguard Money Market Reserves
                         Vanguard Federal Money Market Fund
                         Vanguard Prime Money Market Fund
        Vanguard Treasury Fund
                         Vanguard Treasury Money Market Fund

        Vanguard STAR Funds
                         Vanguard Developed Markets Index Fund
                         Vanguard Institutional Developed Markets Index Fund
                         Vanguard LifeStrategy Conservative Growth Fund
                         Vanguard LifeStrategy Growth Fund
                         Vanguard LifeStrategy Income Fund
                         Vanguard LifeStrategy Moderate Growth Fund
                         Vanguard STAR Fund
                         Vanguard Total International Stock Index Fund
        Vanguard Institutional Index Funds
                         Vanguard Institutional Index Fund
                         Vanguard Institutional Total Bond Market Index Fund
                         Vanguard Institutional Total Stock Market Index Fund

Form of

Schedule 1

The following lists the additional counterparties to the Custodial Undertaking in Connection With Master Repurchase Agreement between JPMorgan Chase Bank and The Vanguard Group, Inc., not on its own behalf but on the behalf of the registered investment companies for which the Vanguard Group, Inc. provides investment advisory or administrative services:

Bear, Stearns & Co. Inc.

Credit Suisse First Boston Corporation

Greenwich Capital Markets, Inc.

J.P. Morgan Securities, Inc.

Merrill Lynch GSI

UBS Warburg LLC